UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement
[ ]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

NITCHES, INC.
__________________________
(Name of Registrant as Specified In Its Charter)

__________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NITCHES, INC.

10280 Camino Santa Fe
San Diego, California 92121
___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
MARCH 26, 2008

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Nitches, Inc. will be held at our offices located at 10280 Camino Santa Fe, San Diego, California 92121, at 10:00 a.m. on March 26, 2008 for the following purposes:

1.	To elect a board of five directors.
2.	To vote on the proposed reincorporation of Nitches, Inc. from California to Nevada.
3.	To vote upon a proposal to increase the number of shares of common stock subject to the Nitches, Inc. 2006 Equity Incentive Plan.
4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

A record date of February 21, 2008 has been established to determine shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY SHAREHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE AND DELIVERING IT TO OUR CORPORATE SECRETARY AT ANY TIME BEFORE THE MEETING, BY DELIVERING WRITTEN NOTICE OF REVOCATION TO OUR CORPORATE SECRETARY AT ANY TIME BEFORE THE MEETING, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.

By Order of the Board of Directors

February 26, 2008	/s/ Steven P. Wyandt
San Diego, CA	Steven P. Wyandt, Chairman

NITCHES, INC.
10280 Camino Santa Fe
San Diego, California 92121
_____________________

PROXY STATEMENT
_____________________

General Information

     This proxy statement is solicited by, and is forwarded in connection with, solicitation of proxies by the board of directors of Nitches, Inc. for the annual meeting of shareholders to be held on Wednesday, March 26, 2008. Only shareholders of record at the close of business on February 21, 2008 are entitled to notice of and to vote at the meeting. Proxies and proxy statements are expected to be mailed to shareholders on approximately February 26, 2008. In this proxy statement the words "us," "our," "we," or the "Company" refer to Nitches, Inc., a California corporation.

     We will pay the expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, other approved electronic media or personal solicitation by our directors, officers and other regular employees.

     We know of no matter to be brought before the meeting other than the proposals discussed herein. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies. Our complete mailing address is 10280 Camino Santa Fe, San Diego, California 92121.

Voting

     Each shareholder of record is entitled to one vote for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. All proxies that are returned will be counted by the inspector of elections in determining the presence of a quorum and on each issue to be voted on. Abstentions or broker non-votes (votes from shares held of record in "street name" as to which the beneficial owners have not provided voting instructions) will be included in the calculation of the number of votes considered to be present at the meeting, but are not counted in the voting process.

     Cumulative Voting. The proxy process does not permit shareholders to cumulate votes. No shareholder can cumulate votes unless the candidate or candidates' names for which such votes are to be cast have been placed in nomination prior to voting and a shareholder has given notice of their intention to cumulate their votes at the meeting and prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Our management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is properly given at the meeting, in which instance our management intends to cumulatively vote all of the proxies held by it in favor of the nominees as set forth herein. In the event cumulative voting is used, each shareholder may cast a number of votes equal to the number of directors to be elected multiplied by the number of votes that the shareholder's shares would otherwise entitle the shareholder. The shareholder may cast these votes for one nominee or distribute these votes among as many candidates as the shareholder wishes. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.

     Proxies. The shares represented by proxies that are returned properly signed will be voted in accordance with the shareholders' directions. If the proxy card is signed and returned without direction as to how they are to be voted, or only direction as to how they are to be voted in respect of one of the proposals, the shares will be voted as recommended by our board of directors as to the proposal(s) to which no voting direction was given. Shareholders may revoke any proxy before it is voted in any of the following three ways:

(i)	By attending the meeting and voting in person. Note that attendance at the meeting will not, by itself, revoke your proxy. In addition, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.
(ii)	By executing a new proxy with a later date and delivering it to our corporate secretary at any time before the meeting.
(iii)	By delivering written notice of revocation to our corporate secretary at any time before the meeting.

Quorum

     Holders of a majority of the outstanding shares of our common stock entitled to vote must be present, in person or by proxy, at the meeting to achieve the required quorum for the transaction of business. As of the record date, 6,019,644 shares of common stock, representing the same number of votes, were outstanding. Therefore, the presence of the holders of common stock representing at least 3,009,823 votes will be required to establish a quorum. If a quorum is not achieved, holders of the votes present, in person or by proxy, may adjourn the meeting to another date.

ELECTION OF DIRECTORS
(Proposal #1)

     Our directors are elected annually and hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. In the event any nominee is unable to or declines to serve as director at the time of the annual meeting, the proxy will be voted for a substitute selected by the nominating committee of our board of directors. Our management has no reason to believe, at this time, that the persons nominated will be unable or will decline to serve if elected.

     The following table sets forth certain information with respect to our directors and executive officers, all of whom are also nominees for our board of directors.

NAME	AGE	POSITION
Steven P. Wyandt	63	Chairman and Chief Executive Officer
Paul M. Wyandt	39	Director, President and Chief Financial Officer
Eugene B. Price II	65	Director
Michael D. Sholtis	59	Director
T. Jefferson Straub	65	Director

     Mr. Steven Wyandt has been a director since 1989. He has been our chief executive officer since 1987. Mr. Wyandt was a director and chairman of Body Drama, Inc. until August 31, 1998, which at the time was one of our wholly owned subsidiaries but was merged into us as of that date. Steven Wyandt is the father of Paul Wyandt, one of our officers and directors.

     Mr. Paul Wyandt has been a director since 2001. He has been our president since 2001 and was appointed our chief financial officer in January 2008. Until his appointment as our chief financial officer, he was our chief operating officer. He has been with us in the areas of finance, accounting, marketing and technology since 1997. Prior to that, he was vice president of finance and operations of CMS Technologies, a company that designed hardware and software for personal computer security.

     Mr. Price has been a director since 1973. From 1973 until he retired in May 1987, Mr. Price was a Vice President of the Company with primary responsibilities in sales and administration.

     Mr. Sholtis has been a director since 2005. He is a seasoned retail executive with over 30 years of management experience with regional and national retailers including Belk Stores, McCraes, Sears, May Company and Allied Stores. He is a current member of the Retail, Textile and Marketing Board of the University of North Carolina, Greensboro.

     Mr. Straub has been a director since 2005. He has served since 1975 as the president of Profit Management Consultants, a firm specializing in strategic planning, capital finance, and mergers & acquisitions. He also teaches courses in finance and international business as an adjunct professor at Webster University. Mr. Straub was previously a founder and executive team member of Fotomat Corporation, a retail film development company, from 1967 to 1975.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL FIVE DIRECTOR NOMINEES LISTED ABOVE.

APPROVAL OF THE REINCORPORATION IN NEVADA
(Proposal #2)

     For the reasons set forth below, our board of directors believes that the best interests of the Company and our shareholders will be served by changing our state of incorporation from California to Nevada. You are urged to carefully read this entire proxy statement, including its exhibits, before casting your vote. In this discussion of the proposed reincorporation, the term "Nitches-CA," the "Company," "us," "we," or "our," refers to the existing California corporation and the term "Nitches-NV" refers to the new Nevada corporation that is the proposed successor to the Company.

     If this proposal is approved, the change in the state of our incorporation from California to Nevada will be effected by the agreement and plan of merger between us and Nitches-NV, a copy of which is attached to this Proxy Statement as Appendix A (the "Merger Agreement"). Pursuant to the Merger Agreement, we will merge with and into Nitches-NV, and Nitches-NV, under its current articles of incorporation and bylaws, will continue as the surviving corporation. Copies of the amended and restated articles of incorporation and bylaws of Nitches-NV are attached hereto as Appendix B and Appendix C, respectively. Our shareholders will have no dissenters' rights of appraisal with respect to the proposed reincorporation.

General Effect of Reincorporation

     The proposed reincorporation will effect a change in our legal domicile and other changes of a legal nature, certain of which are described in this proxy statement. The proposed reincorporation will not affect any change in our business, management, fiscal year, assets or liabilities. Assuming our shareholders approve the proposed reincorporation, at the effective time of the proposed reincorporation, the same individuals serving as our directors and officers will become the directors and officers of Nitches-NV. Further, upon reincorporation, all of our employee benefit and stock option plans will become plans of Nitches-NV, and each option or right issued under such plans will automatically be converted into an option or right to purchase the same number of shares of Nitches-NV common stock, at the same price per share and upon the same terms and conditions. Shareholder approval of the proposed reincorporation will also constitute an approval of these plans as continuing plans of Nitches-NV.

     The proposed reincorporation will not cause a change in our name -- it will remain "Nitches, Inc."

Effect on Outstanding Stock

     Assuming our shareholders approve the proposed reincorporation, as soon as the proposed reincorporation becomes effective, each outstanding share of our common stock and preferred stock will automatically be converted into one share of Nitches-NV common stock or one share of Nitches-NV preferred stock, respectively, upon the effective date of the merger.

     SHAREHOLDERS DO NOT NEED TO TAKE ANY ACTION TO EXCHANGE THEIR STOCK CERTIFICATES FOR NITCHES-NV STOCK CERTIFICATES. Shareholders should not destroy their old certificates. After the proposed reincorporation, shareholders may continue to make sales or transfers using their old stock certificates. New certificates will be issued representing shares of Nitches-NV stock for transfers occurring after the reincorporation. On request, we will issue new certificates to anyone who holds old Nitches-CA stock certificates in exchange therefor. Any request for new certificates into a name different from that of the registered holder will be subject to normal stock transfer requirements and fees, including proper endorsement and signature guarantee, if required.

Transferability of Stock

     Shareholders whose shares of our common stock are freely tradable before the reincorporation will own shares of Nitches-NV common stock that are freely tradable after the reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the reincorporation will hold Nitches-NV securities that have the same transfer restrictions after the reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, those who hold Nitches-NV stock certificates will be deemed to have acquired their shares on the date they originally acquired their Nitches-CA shares.

     After the reincorporation, Nitches-NV will continue our status as a reporting issuer under the Securities Exchange Act of 1934, or the "Exchange Act," and be a publicly held company. Nitches-NV will also file periodic reports and proxy material with the Securities and Exchange Commission and provide to its shareholders the same types of information that we currently provide.

Principal Reasons for the Proposed Reincorporation

     The principal reasons why our board of directors is proposing to reincorporate in Nevada are:

  the potential tax benefits associated with the reincorporation, and the increased flexibility afforded by Nevada corporate law.

     Currently, as a California corporation, we are required to file tax returns in California. As a result our income derived from states where we do not have tax presence are subject to California franchise tax. In contrast, Nevada has no state income tax and Nevada franchise tax is based solely on the authorized capitalization.

     Nevada follows a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. There are several differences between the corporation laws of the states of Nevada and California. The discussion under "Significant Differences Between the Corporation Laws of California and Nevada," below, briefly summarizes the more significant differences between such laws and some of the changes that will result if the proposed reincorporation is approved. In the judgment of our board of directors, the corporate laws of Nevada are less subject to volatility, and should be interpreted more predictably, than the corporate laws of California, which from time to time have been the subject of voter initiatives. We believe we can better protect the interests of our shareholders if the corporate law governing our activities is both more stable and predictable, on one hand, and permits greater flexibility, on the other hand.

     The proposed reincorporation is not being proposed to prevent a change in control, nor is it in response to any present attempt known to our board of directors to acquire control of the Company, obtain representation on our board of directors, or take significant action that affects the Company. In fact, Nitches-NV intends to affirmatively "opt out" of default legal provisions, such as Sections 78.411 to 78.444 of the Nevada Revised Statutes, that in its judgment are designed to have an anti-takeover effect. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of shareholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of California and Nevada, see "Significant Differences Between the Corporation Laws of California and Nevada," below.

Articles of Incorporation and Bylaws

     The provisions of the articles of incorporation and bylaws of Nitches-NV are similar to our current articles of incorporation and bylaws in most respects. The material changes between the two are described below.

     Authorized Stock

     Our current articles of incorporation authorize us to issue 50,000,000 shares of common stock, no par value, and 25,000,000 shares of preferred stock, no par value. The articles of incorporation of Nitches-NV authorize 50,000,000 shares of common stock, par value $0.001 per share, and 25,000,000 shares of preferred stock, par value $0.001 per share. The change in par value is to avoid the higher franchise tax payable in Nevada for no par shares.

     Monetary Liability of Directors

     Our articles of incorporation and bylaws, and the articles of incorporation and bylaws of Nitches-NV, provide for the elimination or limitation of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation. The laws of Nevada and the articles of incorporation and bylaws of Nitches-NV's also permit the elimination or limitation of the liability of officers of the corporation. Nevada permits liability to be limited to a greater extent than does California law. See "Significant Differences Between the Corporation Laws of California and Nevada-Limitation of Liability and Indemnification," below.

     Indemnification

     The indemnification provisions of our articles of incorporation and bylaws are substantially similar to those of the articles of incorporation and bylaws of Nitches-NV. Our current bylaws provide that we are authorized, to the fullest extent permitted by law, to indemnify our directors, officers, employees, or agents for breach of duty to the Company or to our shareholders through agreements with such parties in excess of the indemnification otherwise permitted by California corporate law. The articles of incorporation and bylaws of Nitches-NV provide for some additional indemnification obligations.

     These provisions in the articles of incorporation of Nitches-NV provide that the corporation shall indemnify directors and officers in connection with any action, suit, or proceeding to the fullest extent permitted by law for acts as directors or officers (of Nitches-NV or of a predecessor to Nitches-NV, or as a director, officer, employee, or agent of another enterprise at the request of the corporation), and that Nitches-NV shall advance the expenses of directors and officers in advance of the final disposition of any action, suit, or proceeding upon receipt of an undertaking by the director or officer to repay the amount advanced if a court ultimately determines that the director or officer is not entitled to indemnification. Similar provisions also appear in the bylaws of Nitches-NV.

     The articles of incorporation and bylaws of Nitches-NV also expressly permit the corporation to obtain insurance on behalf of directors, officers, employees, and agents, and also permit the corporation to make other financial arrangements on behalf of any such person for any liabilities or expenses incurred in such capacity. See "Significant Differences Between the Corporation Laws of California and Nevada-Limitation of Liability and Indemnification," below.

Significant Differences Between the Corporation Laws of California and Nevada

     The corporation laws of California and Nevada differ in many respects. It is not practical to summarize all differences in this proxy statement, but the principal differences that we believe could materially affect the rights of shareholders are discussed below. The following discussion does not purport to be a complete statement of such laws. If the proposed reincorporation is approved, Nevada law will govern and the articles of incorporation and bylaws of Nitches-NV would be the effective articles of incorporation and bylaws of the surviving corporation.

     Size of the Board of Directors

     Under California law, changes in the number of directors or, if set forth in the articles of incorporation or bylaws, the range in the number of directors must in general be approved by a majority of the outstanding shares, but the board of directors may fix the exact number of directors within a stated range, if authorized.

     Nevada law permits not only the shareholders but also the board of directors acting independently of the shareholders to change the authorized number, or the range, of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the articles of incorporation (in which case a change in the number of directors may be made only by amendment to the articles of incorporation following approval of such change by the shareholders). The articles of incorporation of Nitches-NV provide that the number of directors shall be as specified in the bylaws. The ability of the board of directors, under Nevada law, to alter the size of the board of directors without shareholder approval enables the corporation to respond quickly to a potential opportunity to attract the services of a qualified director or to eliminate a vacancy for which a suitable candidate is not available. However, it would also diminish control of the board of directors by the shareholders of Nitches-NV. If the proposed reincorporation is approved, the bylaws of Nitches-NV will initially provide for a board of directors comprised of five members, which constitute all of the current members of our board of directors.

     Cumulative Voting

     California law generally provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election.

     Under Nevada law, cumulative voting is not mandatory, and cumulative voting rights must be provided in a corporation's articles of incorporation if shareholders are to be entitled to cumulative voting rights. The articles of incorporation of Nitches-NV do not provide for cumulative voting.

     Power to Call Special Shareholders' Meetings

     Under California law, a special meeting of shareholders may be called by (a) the board of directors, (b) the chairman of the board, (c) the president, (d) the holders of shares entitled to cast not less than 10% of the votes at such meeting, or (e) such additional persons as are authorized by the articles of incorporation or the bylaws.

     Under Nevada law, a special meeting of shareholders may be called as set forth in the corporation's bylaws. The bylaws of Nitches-NV provide that a special meeting of shareholders may be called by the chief executive officer, the president or the secretary, or by resolution of the board of directors. Shareholders do not have the right to call a special meeting. This could make it more difficult for shareholders to initiate action that is opposed by the board of directors. Such action on the part of shareholders could include the removal of an incumbent director, the election of a shareholder nominee as a director, or the implementation of a rule requiring shareholder ratification of specific defensive strategies that have been adopted by the board of directors with respect to unsolicited takeover bids. The ability of the board of directors under Nevada law to limit or eliminate the right of shareholders to initiate action at shareholder meetings may make it more difficult to change the existing board of directors and management.

     Elimination of Actions by Written Consent of Shareholders

     Under California and Nevada law, shareholders may execute an action by written consent in lieu of a shareholder meeting. While Nevada law permits a corporation to eliminate such actions by written consent in its articles of incorporation or bylaws, neither the articles of incorporation nor the bylaws of Nitches-NV currently prohibit actions by written consent of the shareholders, although the board of directors could amend the bylaws in this respect. The ability of the board of directors under Nevada law to limit or eliminate the right of shareholders to initiate action by written consent may make it more difficult to change the existing board of directors and management.

     Filling Vacancies on the Board of Directors

     Under California law, unless the articles of incorporation or bylaws provide otherwise, any vacancy on the board of directors not created by removal of a director may be filled by the board of directors. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. Unless the articles of incorporation or bylaws otherwise provide, a vacancy created by removal of a director may be filled only by approval of the shareholders. Our current bylaws permit directors to fill vacancies; however, if the vacancy was created by the removal of a director, the vacancy may be filled only by approval of our shareholders.

     Under Nevada law, unless a corporation's articles of incorporation provide otherwise, any vacancy on the board of directors, including one created by removal of a director or an increase in the number of authorized directors, may be filled by the majority of the remaining directors, even if such number constitutes less than a quorum. Nevada law would thus enable the board of directors of Nitches-NV to respond quickly to opportunities to attract the services of qualified directors; but it would also diminish control of the board of directors by the shareholders of Nitches-NV between shareholder meetings at which directors are elected.

     Loans to Officers and Employees

     Under California law, generally, any loan to or guarantee for the benefit of a director or officer of a corporation or its parent requires approval of the shareholders, not counting any shares owned by the relevant director or officer. In addition, under California law, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone, not counting the vote of any interested director, to approve loans or guarantees to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. Our current bylaws do not authorize such loans or guarantees. Nevada does not have a similar law. These specific provisions of California law dealing with loans and guarantees would no longer apply after the proposed reincorporation.

     Removal of Directors

     Under California law, any director or the entire board of directors may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to removal, would be sufficient to elect the director under cumulative voting.

     Under Nevada law, any director may be removed from office by the vote of shareholders representing not less than two-thirds of the voting power of the class or series of stock of the corporation entitled to elect such director, unless the articles of incorporation provide for cumulative voting or a larger percentage of voting stock. If a Nevada corporation's articles of incorporation provide for cumulative voting, a director may not be removed except upon the vote of shareholders owning sufficient voting power to have prevented such director's election in the first instance. The articles of incorporation of Nitches-NV do not provide for cumulative voting, and do not specify any larger percentage for removal; therefore, two-thirds of the voting power of the class or series of stock entitled to elect a director may remove such director.

     Inspection of Shareholder List

     California law allows any shareholder to inspect the shareholder list, the accounting books and records, and the minutes of board and shareholder proceedings for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons who hold an aggregate of five percent or more of a corporation's voting shares or who hold 1% or more of such shares and have filed a Schedule 14A with the Securities and Exchange Commission.

     Nevada law allows inspection of a shareholder list only upon five days' notice by either a person who has been a shareholder of record at least six months or a person holding, or authorized in writing by the holder of, 5% of the corporation's outstanding shares. In addition, the corporation may deny such inspection rights if the shareholder requesting disclosure refuses to sign an affidavit to the effect that (i) the inspection is not desired for a purpose that is in the interest of a business or object other than the business of the corporation and (ii) the shareholder has not at any time sold or offered for sale any list of shareholders of any corporation or aided and abetted any other person for such purpose.

     To inspect the accounting and financial books and records of a Nevada corporation, a shareholder must hold or have the written authorization of the holders of at least 15% of all issued and outstanding shares, and a corporation may demand an affidavit to the effect that such inspection is not desired for any purpose not related to such person's interest in the corporation as a shareholder. No right to inspect the accounting and financial books and records applies to any corporation listed and traded on a recognized stock exchange or which furnishes detailed annual financial statements to its shareholders.

     Lack of access to shareholder records, even though unrelated to the shareholder's interests as a shareholder, could result in impairment of the shareholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the corporation. However, California law provides that California provisions concerning the inspection of shareholder lists apply not only to California corporations but also to corporations organized under the laws of other states that have their principal executive offices in California or customarily hold meetings of its board of directors in California, and that the California provisions concerning accounting books and records and the minutes of board and shareholder proceedings apply to any such foreign corporation that keeps such records in California or that has its principal executive offices in California. As such, so long as Nitches-NV continues to have its principal executive offices in California, which is currently expected, and to the extent such provisions applicable to foreign corporations are enforceable, Nitches-NV will need to comply with California law concerning shareholder inspections following the proposed reincorporation.

     Dividends and Repurchases of Shares

     Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless, immediately prior to the proposed distribution, the corporation's retained earnings equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits) and the corporation's current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years).

     California also prohibits any distribution if the corporation or subsidiary making the distribution is or would be likely to be unable to meet its liabilities. California also prohibits making any distribution to a class or series of shares junior to another class or series with respect to a liquidation preference unless after giving effect to the distribution the excess of assets over liabilities is at least equal to the liquidation preference of all such shares or, in the case of a dividend preference, retained earnings prior to the distribution at least equal the proposed distribution plus cumulative dividends in arrears on all such shares.

     Nevada law prohibits a distribution (including dividends, purchases, redemptions or other acquisition of shares, distributions of indebtedness, or otherwise) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as provided in the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

     Shareholder Voting

     Both California and Nevada law generally require that a majority of shareholders of both the acquiring and target corporations approve statutory mergers. Nevada law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if (i) the merger agreement does not amend the existing articles of incorporation of the surviving corporation, (ii) each shareholder of the surviving corporation whose shares were outstanding before the merger will hold the same number of shares with identical designations, preferences, limitations, and relative rights after the merger, and (iii) the number of shares outstanding after the merger plus the number of shares issued as a result of the merger, either by conversion or exercise of securities issued pursuant to the merger, will not exceed by more than 10% the number of shares of the surviving corporation outstanding immediately prior to the merger.

     California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

     Both California and Nevada law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets. With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets, and similar transactions be approved by a majority vote of each class of shares outstanding. By contrast, Nevada law generally does not require class voting, except in certain transactions involving an amendment to the articles of incorporation that differentially affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Nevada law for companies that have more than one class of shares outstanding.

     California law also requires that, except in a short-form merger or a merger of a parent corporation into its subsidiary in which it owns at least 90% of the outstanding shares, if a constituent corporation in the merger or its parent owns at least 50% of another constituent corporation in the merger, the non-redeemable common shares of a constituent corporation may be converted only into non-redeemable common shares of the surviving corporation or a parent party unless all shareholders of the class consent. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish.

     California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons or to a transaction that has been qualified under California state securities laws. Further, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent, or proxy or to withdraw any tendered shares. Nevada law has no comparable provision.

     Interested Director Transactions

     Under both California and Nevada law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Nevada law. Under California and Nevada law, either (i) the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) to the corporation or (ii) the contract or transaction must have been "just and reasonable" (in California) or "fair" (in Nevada) to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director.

     If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum).

     Under California law, if shareholder approval is sought, the interested director is not entitled to vote such director's shares at a shareholder meeting with respect to any action regarding such contract or transaction, whereas Nevada law requires that such director's votes be counted for such purpose.

     Nevada law also provides that the transaction is not void or voidable if the fact of the common directorship, office, or financial interest at issue is not disclosed or known to the director at the time the transaction is brought before the board for action. Nevada law addresses not only interested directors but also transactions with interested officers.

     Shareholder Derivative Suits

     California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met.

     Under Nevada law, a shareholder may only bring a derivative action on behalf of the corporation if the shareholder was a shareholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. Nevada law also provides that a derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of the shareholders similarly situated in enforcing the right of the corporation.

     Business Combinations

     In the last several years, a number of states, including Nevada, have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult.

     Sections 78.411 to 78.444 of the Nevada Revised Statutes prohibit a Nevada corporation from engaging in a "combination" with an "interested stockholder" for three years following the date that such person becomes an interested shareholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation's outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years.

     A Nevada corporation may elect not to be governed by Sections 78.411 to 78.444 by a provision in its articles of incorporation. Nitches-NV has elected not to be governed by Sections 78.411 to 78.444; therefore, these sections will not apply to Nitches-NV.

     Control Shares

     Nevada law also seeks to impede "unfriendly" corporate takeovers by providing in Sections 78.378 to 78.3793 of the Nevada Revised Statutes that an "acquiring person" shall only obtain voting rights in the "control shares" purchased by such person to the extent approved by the other shareholders at a meeting. With certain exceptions, an acquiring person is one who acquires or offers to acquire a "controlling interest" in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The statute covers not only the acquiring person but also any persons acting in association with the acquiring person. California does not have a similar statute.

     A Nevada corporation may elect to opt out of the provisions of Sections 78.378 to 78.3793. Nitches-NV has elected not to be governed by Sections 78.378 to 78.3793; therefore, these sections will not apply to Nitches-NV.

     Limitation of Liability and Indemnification

     California and Nevada have similar laws respecting indemnification by a corporation of its officers, directors, employees, and other agents. The laws of both states also permit corporations to adopt a provision in its articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

     Our articles of incorporation eliminate the liability of our directors to the fullest extent permissible under California law. California law permits eliminating or limiting the personal liability of a director for monetary damages in an action brought by or in the right of the corporation (a "derivative suit") for breach of a director's duties to the corporation and its shareholders; provided, however, that the corporation may not eliminate or limit liability for (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders; (vi) interested transactions between the corporation and a director in which a director has a material financial interest; and (vii) liability for improper distributions, loans, or guarantees.

     The articles of incorporation of Nitches-NV eliminate the liability of both directors and officers to the fullest extent permissible under Nevada law. Under Nevada law, such provision may not eliminate or limit director or officer monetary liability for (i) acts or omissions involving intentional misconduct, fraud, or a knowing violation of law or (ii) the payment of certain prohibited distributions. Such limitation of liability provision also may not limit a director's or officer's liability for violation of, or otherwise relieve the corporation or its directors or officers from the necessity of complying with, federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that, with respect to derivative actions, (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made in respect of amounts paid in settling or otherwise disposing of a pending action, or expenses incurred in defending a pending action that is settled or otherwise disposed of, without court approval. Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

     California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Nevada law, which requires indemnification relating to a successful defense on the merits or otherwise).

     Nevada law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided that, unless a court orders indemnification or the corporation is bound to advance expenses as they are incurred, there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation. Nevada law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, whether on the merits or otherwise.

     Nevada law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under the articles of incorporation, any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise. Following the proposed reincorporation, we intend that Nitches-NV will enter into indemnification agreements with its officers and directors in accordance with Nevada law.

     Nevada law provides that the articles of incorporation or bylaws or an agreement made by a corporation may provide that the expenses of directors and officers incurred in defending an action must be paid by the corporation as they are incurred and in advance of the final disposition of the action upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if the court ultimately determines that such person is not entitled to indemnification. The articles of incorporation and the bylaws of Nitches-NV provide that Nitches-NV shall indemnify its directors and officers to the fullest extent permitted under Nevada law, and that Nitches-NV shall pay all expenses incurred in defending an action in advance. The bylaws of Nitches-NV also permit such indemnification of and advancement of expenses to its employees and agents.

     Nevada law further provides that a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any director, officer, employee, or agent of the corporation (or person who is serving in such capacity with another enterprise at the request of the corporation), whether or not the corporation has the authority to indemnify such person. These other financial arrangements may include a trust fund, self-insurance, securing the corporation's obligation by granting a security interest or other lien, or establishing a letter of credit, guaranty, or surety, although no financial arrangement may provide protection for intentional misconduct, fraud, or a knowing violation of law except with respect to the advancement of expenses or unless ordered by a court. In the absence of fraud, the decision of the board of directors as to the propriety of any insurance or other financial arrangement is conclusive, and the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability even if such director is a beneficiary of the insurance or other financial arrangement. The bylaws of Nitches-NV permit Nitches-NV to purchase and maintain insurance and make such other financial arrangements.

     Appraisal Rights

     Under both California and Nevada law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     Under Nevada law, dissenters' (or appraisal) rights are not available in a merger or share exchange if the shares held by the shareholders prior to the share exchange or merger were either listed on a national securities exchange or held by at least 2,000 shareholders of record, unless the articles of incorporation of the corporation provide for dissenters' rights or the shareholders are required to accept under the plan of merger or share exchange anything other than cash, shares of the surviving corporation, shares of a publicly traded or widely held corporation, or a combination of these.

     The limitations on the availability of appraisal rights under California law are different from those under Nevada law. Shareholders of a California corporation whose shares are listed on a national securities exchange certified by the Commissioner of Corporations or listed on the National Market System of the NASDAQ Stock Market generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or unless the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case under the proposed reincorporation). Appraisal or dissenters' rights are, therefore, not available to our shareholders with respect to the proposed reincorporation.

     Dissolution

     Under California law, shareholders holding 50% or more of the voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors.

     Under Nevada law, a corporation generally may dissolve only upon the passing of a resolution by the corporation's board of directors and upon approval by the shareholders holding 50% or more of the total voting power of shareholders.

     Application of the General Corporation Law of California to Nevada Corporations

     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law, such as Nitches-NV) are placed in a special category if they have characteristics of ownership and operation indicating that they have certain significant business contacts with California and more than one-half of their voting securities are held of record by persons having addresses in California. So long as a Nevada or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, prohibition of classified boards of directors in privately held corporations, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' and appraisal rights, and inspection of corporate records. See "Significant Differences Between the Corporation Laws of California and Nevada," above.

     An exemption from Section 2115 is provided for a corporation whose shares are listed on the New York Stock Exchange or American Stock Exchange, or are traded on the Nasdaq National Market (or any successor thereto). Assuming the proposed reincorporation is completed, Nitches-NV will have its shares listed and publicly traded on the Nasdaq Capital Market, which is not an exchange that qualifies for the exemption from Section 2115 described above. However, since currently less than half of our voting securities will be owned of record by persons having addresses in California, Section 2115 will not immediately apply to Nitches-NV.

Certain Federal Income Tax Consequences of the Reincorporation

     The following is a discussion of certain U.S. federal income tax consequences to holders of our capital stock who receive shares of Nitches-NV capital stock in exchange for their shares of our capital stock as a result of the proposed reincorporation. No state, local, or foreign tax consequences are addressed herein. Further, the discussion below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder.

THIS DISCUSSION DOES NOT ADDRESS ALL THE TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION THAT MAY BE RELEVANT TO PARTICULAR SHAREHOLDERS, INCLUDING, WITHOUT LIMITATION, FINANCIAL INSTITUTIONS, TAX-EXEMPT ORGANIZATIONS, INSURANCE COMPANIES, DEALERS IN SECURITIES, FOREIGN HOLDERS, HOLDERS OF STOCK OPTIONS, AND THOSE SHAREHOLDERS WHO ACQUIRED THEIR SHARES UPON THE EXERCISE OF STOCK OPTIONS OR OTHERWISE AS COMPENSATION. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, OR FOREIGN TAX LAWS.

     The following disclosure is based on the Internal Revenue Code of 1986, as amended (the "Code"), laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations.

     We have not requested nor received either a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the proposed reincorporation under the Code. No such rulings or opinion will be requested with regard to the consequences of the proposed reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below. We believe, however, that: (a) the proposed reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code; (b) no gain or loss will be recognized by holders of our capital stock upon receipt of capital stock of Nitches-NV pursuant to the proposed reincorporation; (c) the aggregate tax basis of the capital stock of Nitches-NV received by each shareholder will be the same as the aggregate tax basis of the capital stock of Nitches-CA held by such shareholder as a capital asset at the time of the proposed reincorporation; and (d) the holding period of the capital stock of Nitches-NV received by each of our shareholders will include the period for which such shareholder held the capital stock of Nitches-CA surrendered in exchange therefor, provided that such Nitches-CA capital stock was held by such shareholder as a capital asset at the time of the proposed reincorporation.

     A successful IRS challenge to the tax-free status of the proposed reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Nitches-CA capital stock surrendered equal to the difference between that shareholder's basis in such share and the fair market value, as of the time of the proposed reincorporation, of the Nitches-NV capital stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Nitches-NV capital stock received in the exchange would equal such fair market value, and such shareholder's holding period for such shares would not include the period during which such shareholder held Nitches-CA capital stock.

     We should not recognize gain or loss for federal income tax purposes as a result of the proposed reincorporation, and Nitches-NV should succeed without adjustment to the federal income tax attributes of Nitches CA.

     STATE, LOCAL, OR FOREIGN INCOME TAX CONSEQUENCES TO SHAREHOLDERS MAY VARY FROM THE U.S. FEDERAL TAX CONSEQUENCES DESCRIBED ABOVE. THEREFORE, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE PROPOSED REINCORPORATION UNDER APPLICABLE FEDERAL, STATE, LOCAL, OR FOREIGN INCOME TAX LAWS.

Accounting Treatment

     In accordance with generally accepted accounting principles, we expect that the proposed reincorporation will be accounted for as a reorganization of entities under common control and recorded at historical cost.

Regulatory Approvals

     Assuming our shareholders approve of the proposed reincorporation, we will need to obtain all required consents of governmental authorities, including the filing of a Certificate of Merger with each of the Nevada Secretary of State and the California Secretary of State.

Vote Required for the Proposed Reincorporation

     Approval of the proposed reincorporation, which includes approval of the Merger Agreement, requires the affirmative vote of the holders of a majority of the outstanding shares of each of our common stock and preferred stock voting as a separate class.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2, APPROVAL OF THE REINCORPORATION INTO NEVADA.

APPROVAL OF AN AMENDMENT TO THE
NITCHES, INC. 2006 EQUITY INCENTIVE PLAN
(Proposal #3)

     On January 31, 2008, our board of directors approved an amendment to the Nitches, Inc. 2006 Equity Incentive Plan, or the "Plan," and approved the submission of such amendment to our shareholders for approval. The amendment, or the "Plan Amendment," subject to shareholder approval, would increase the number of shares of common stock available for awards under the Plan from 600,000 to 1,050,000.

The Plan in General and the Plan Amendment

     Our board of directors adopted the Plan on February 2, 2006. Our shareholders approved the Plan at our annual meeting of shareholders held on March 15, 2006.

     Currently, a total of 600,000 shares of our common stock are reserved for issuance upon exercise of awards granted under the Plan. As of February 14, 2008, awards to purchase 546,000 shares were outstanding, and 54,000 shares remain available for future awards under the Plan, or approximately 9% of total shares originally reserved.

     Our board of directors and the compensation committee of our board of directors believe that long-term performance is achieved through an ownership culture that encourages such performance by our employees, directors and consultants through the use of stock and stock-based awards. The Plan was established to provide our employees, directors and consultants with incentives to help align their interests with the interests of our shareholders. Our board of directors and the compensation committee of our board of directors believe that adding 450,000 shares to the Plan is in the best interests of the Company and our shareholders because it will permit us to attract and retain key employees by providing them with appropriate equity incentives.

     The Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

Description of the Plan

     The following is a summary of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan. You are urged to read the actual text of the Plan in its entirety which is set forth as Appendix D.

     Purpose. The purpose of the Plan is to provide the Company a means to retain the services of qualified employees, directors and consultants to receive stock awards and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates, as well as to provide a means by which eligible recipients of stock awards may be given an opportunity to benefit from increases in value of our common stock through the granting of the awards, including: (i) incentive stock options, (ii) non-statutory stock options, and (iii) stock bonuses.

     Eligible Participants. Employees, directors and consultants of the Company and any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, are eligible to receive stock awards under the Plan.

     Number of Shares of Common Stock Available Under the Plan. Currently, a total of 600,000 shares of common stock may be issued pursuant to stock awards under the Plan. If shareholders approve the Plan Amendment, the total number of shares of common stock that may be issued pursuant to stock awards under the Plan will increase to 1,050,000.

     If any stock award expires or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the stock not acquired under such stock award reverts to and again becomes available for issuance under the Plan. If any common stock acquired pursuant to the exercise of an option for any reason is repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

     Administration of the Plan. Our board of directors has the authority to administer the Plan or may delegate administration of the Plan to a committee or committees of one or more members of our board of directors. If administration is delegated to a committee, the committee has all administrative powers conferred upon our board of directors, including the power to delegate to a subcommittee any of the administrative powers the committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by our board of directors. Our board of directors may abolish the committee at any time and revest the administration of the Plan in our board of directors.

     In the discretion of our board of directors, a committee may consist solely of two or more "outside directors", in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended, or the "Code," and/or solely of two or more "non-employee directors", in accordance with Rule 16b-3 of the Exchange Act. Within the scope of such authority, our board of directors or the committee may (i) delegate to a committee of one or more members of our board of directors who are not outside directors, the authority to grant stock awards to eligible persons who are either (1) not then covered employees and are not expected to be covered employees at the time of recognition of income resulting from such stock award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of our board of directors who are not non-employee directors the authority to grant stock awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

     Change in Control. The Plan provides that in the event of a merger with or into another corporation or other entity, then the surviving corporation or acquiring corporation shall assume any stock awards outstanding under the Plan or shall substitute similar stock awards for those outstanding under the Plan. If the surviving corporation or acquiring corporation in a change of control refuses to assume such stock awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to stock awards which are (i) held by participants whose continuous service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one year of the closing of such acquisition, the vesting of such stock award shall be accelerated and made fully exercisable at least 30 days prior to the closing of such acquisition. Any stock award not exercised prior to the closing of an acquisition involving a change in control terminates.

     Amendment to the Plan and Awards. Our board of directors at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 of the Plan relating to adjustments upon changes in stock, no amendment shall be effective unless approved by our shareholders to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 of the Exchange Act or any securities exchange listing requirements.

     Termination and Suspension of the Plan. Our board of directors may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan terminates on February 1, 2016. No stock awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Types of Awards

     Stock Options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The Plan administrator determines the exercise price of options granted under the Plan, but with respect to non-statutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of grant. Notwithstanding the foregoing, an incentive stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 424(a) of the Code. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant.

     The exercise price of each non-statutory stock option granted under the Plan shall not be less than 100% of the fair market value of the stock subject to the option on the date the option is granted. Notwithstanding the foregoing, a non-statutory stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provision of Section 424(a) of the Code. Additional terms including term, consideration vesting and early exercise shall be determined by the Plan administrator at the time of grant.

     Stock Bonus Awards other than Options. The Plan administrator has the authority to grant stock bonus awards pursuant to the terms of stock bonus agreement. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Plan administrator shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical.

     Awards Granted. As of February 14, 2008, we have granted options to purchase 546,000 shares and 54,000 shares remain available for future awards under the Plan, or approximately 9% of the 600,000 total shares originally reserved. The table below sets forth the number of awards granted though February 14, 2008 under the Plan to (i) our named executive officers, (ii) our named executive officers as a group, (iii) all current directors who are not named executive officers and (iv) all employees, including officers who are not named executive officers as a group:

Nitches, Inc. 2006 Equity Incentive Plan

Name and Position	Number of Awards Granted (1)
Steven P. Wyandt, CEO	-
Paul M. Wyandt, President and CFO	120,000
Named Executive Officers as a Group (total of two)	120,000
Non-Executive Director Group (total of three)	165,000
Non-Named Executive Officer Employee Group	261,000
____________________

(1)	Represents number of shares of common stock subject to options granted through February 4, 2008

     If our shareholders approve the Plan Amendment to increase the total number of shares of common stock available for awards under the Plan from 600,000 to 1,050,000, although it is not possible for us to determine exactly how we will allocate the additional 450,000 shares available for awards, we do intend to grant the following awards to (i) our named executive officers, (ii) our named executive officers as a group, (iii) all current directors who are not named executive officers and (iv) all employees, including officers who are not named executive officers as a group:

Nitches, Inc. 2006 Equity Incentive Plan with Plan Amendment

Name and Position	Number of Awards Granted (1)
Steven P. Wyandt, CEO	-
Paul M. Wyandt, President and CFO	-
Named Executive Officers as a Group (total of two)	-
Non-Executive Director Group (total of three)	-
Non-Named Executive Officer Employee Group	130,000
____________________

(1)	Represents number of shares of common stock subject to options expected to be granted if Plan Amendment is approved.

Federal Income Tax Consequences of Awards

     The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

     Incentive Stock Options. For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the common stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the exercise date equal to the difference between the exercise price and fair market value of the share on the exercise date. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

     Non-statutory Stock Options. A participant who receives a non-statutory stock option with an exercise price equal to the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the company is subject to tax withholding by us.

     Stock Awards. Stock awards will generally be taxed in the same manner as non-statutory stock options. However, a restricted stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

     The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

     Tax Effect for Our Company. Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income.

     Section 162(m) Limits. Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers. Certain performance-based compensation approved by shareholders is not subject to the deduction limit. The Plan is qualified such that awards under the Plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the Plan provides that no employee may be granted more than 100,000 shares in any calendar year.

Vote Required for the Plan Amendment

     Approval of the Plan Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock represented and voting at the meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3, APPROVAL OF THE AMENDMENT TO THE NITCHES, INC. 2006 EQUITY INCENTIVE PLAN TO INCREASE NUMBER OF AVAILABLE SHARES.

PRINCIPAL ACCOUNTANT FEES & SERVICES

     We engaged Squar, Milner, Peterson, Miranda & Williamson, LLP to serve as our independent registered public accounting firm for fiscal year 2008. Representatives from Squar Milner have been invited to attend the meeting. If they attend, they will be provided the opportunity to make a statement if they desire to do so, and are expected to be available to answer appropriate questions. We dismissed our former independent registered public accounting firm, J.H. Cohn LLP, effective December 31, 2007. J.H. Cohn LLP served as our independent registered public accounting firm after the combination of Berenson LLP and J.H. Cohn on May 3, 2007. Berenson LLP served as our independent registered public accounting firm during our 2006 fiscal year and until we engaged J.H. Cohn LLP in May 2007. We do not expect representatives from J.H. Cohn LLP to attend the meeting.

     Audit Fees

     The aggregate fees billed for each of the fiscal years 2007 and 2006 for professional services rendered by Berenson LLP and J.H. Cohn LLP for the audit of our annual financial statements and review of our financial statements included in our Form 10-Qs was $169,732 and $153,176, respectively. J.H. Cohn LLP and Berenson LLP combined practices effective May 3, 2007.

     Tax Fees

     Aggregate fees billed by CBIZ Nation Smith Hermes Diamond for tax services, including tax planning and preparation, during fiscal 2005 through 2007 was $54,780. The aggregate fees billed by Dunlap, Klingensmith, Dunlap & Peck for tax compliance, tax advice and tax planning services during fiscal 2006 were $16,956.

     All Other Fees

     Fees billed for professional services rendered by Berenson LLP and J.H. Cohn LLP related to acquisition transactions and special projects for fiscal 2007 and 2006 were $30,549 and $9,495, respectively. Other than as disclosed herein, we did not engage any other accountants on any other matters in either fiscal 2007 or 2006.

     Audit Committee Pre-Approval Policy

     Approximately 67% of the services described above were approved by our audit committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. Our audit committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services include audit and audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. Our audit committee may also pre-approve particular services on a case-by-case basis.

     Change in Auditors

     We dismissed J.H. Cohn LLP as our independent registered public accounting firm effective December 31, 2007. We engaged Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm effective December 31, 2007. The decision to change firms was approved by the audit committee of our board of directors.

     We engaged J.H. Cohn LLP as our independent registered public accounting firm on May 3, 2007. The report of J.H. Cohn LLP on the financial statements of the Company as of and for the fiscal year ended August 31, 2007, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's fiscal year ended August 31, 2007 and subsequent interim period preceding the dismissal of J.H. Cohn LLP, there were no disagreements between the Company and J.H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J.H. Cohn LLP, would have caused J.H. Cohn LLP to make reference to the subject matter of the disagreements in connection with its audit report on the Company's financial statements.

     During the fiscal quarter ended August 31, 2007 and for the interim period through December 31, 2007, the date the Company's engagement of J.H. Cohn LLP ended, J.H. Cohn LLP did not advise the Company of any reportable events under Item 304(a)(1)(v) of Regulation S-K other than as follows: In connection with its audit of the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2007, J.H. Cohn LLP advised the Company's management and the audit committee of the board of directors of the Company that the Company did not have the internal controls necessary to timely prepare and file reliable financial statements. The audit committee of the board of directors of the Company discussed the matter with J.H. Cohn LLP, and the Company has authorized J.H. Cohn LLP to respond fully to the inquiries of Squar, Milner, Peterson, Miranda & Williamson, LLP, if any, concerning the matter.

REPORT OF THE AUDIT COMMITTEE*

     The audit committee of the Company's board of directors is composed of three non-employee, independent directors (as defined by the NASDAQ Marketplace Rules). The audit committee, as one of its responsibilities, provides oversight of the Company's financial reporting. The management of the Company is responsible for the preparation and integrity of the financial reporting and the related systems of internal controls. The independent auditors are responsible for performing review of the quarterly financial reports and audit of the fiscal year end financial statements in accordance with generally accepted auditing standards. The audit committee selects and appoints the Company's independent auditors.

     The audit committee appointed J.H. Cohn LLP to serve as the Company's registered independent auditor for the fiscal year ending August 31, 2007 following the combination of Berenson LLP and J.H. Cohn LLP on May 3, 2007. Berenson LLP served as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2006 and until the Company engaged J.H. Cohn LLP in May 2007.

     The audit committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements for the fiscal year ending August 31, 2007. Management has confirmed that the financial statements have been prepared with integrity, objectivity, and in conformity with generally accepted accounting principles. The audit committee has discussed with J.H. Cohn LLP the matters as required by Statement on Auditing Standard No. 61. This statement requires that the independent auditors provide us with additional information regarding the scope and results of their audit of the fiscal year end financial statements with respect to their responsibility under generally accepted auditing standards, significant accounting principles, management judgments and estimates, any significant audit adjustments, any disagreements with management, and any difficulties encountered in performing the audit.

     Based on the review and discussions described above regarding the audited financial statements for fiscal year ending August 31, 2007, the audit committee has recommended to the board of directors that these financial statements be included in the Company's Annual Report on Form 10-K for filing with the SEC and mailing to the shareholders of the Company.

     The audit committee has received from J.H. Cohn LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 with respect to any relationships between them and the Company that in their judgment may reasonably be thought to bear on independence. The audit committee has concluded that since there were no other services other than audit, that their independence is maintained. J.H. Cohn LLP has discussed their independence with us and has confirmed in such letter that it is independent of the Company within the meaning of the federal securities laws.

     The audit committee dismissed J.H. Cohn LLP effective December 31, 2007. On that same day, the audit committee appointed Squar, Milner, Peterson, Miranda & Williamson, LLP to serve as the Company's registered independent auditor for fiscal year 2008.

     This report is submitted by the members of the audit committee: T. Jefferson Straub, Eugene B. Price II, and Michael D. Sholtis.

* The material in this Report of the Audit Committee is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

PERFORMANCE GRAPH

     The following graph compares the performance of the Company for the five-year period ending August 31, 2007 with the performance of the NASDAQ market index and the average performance of companies comprising the Dow Jones Industry Group CLO – Clothing & Accessories, which for this year numbered 12 companies, and which is published by Dow Jones & Company. The index reflects reinvested dividends and is weighted by the sum of the closing price times the shares outstanding divided by the total shares outstanding for the group.

CORPORATE GOVERNANCE

Director Independence

     Our board of directors has determined that each of Messrs. Price, Sholtis and Straub are "independent" under the criteria established by the NASDAQ Marketplace Rules for independent board members. In addition, our board of directors has determined that the members of our audit committee meet the additional independence criteria required for audit committee membership.

Meetings and Committees

     During fiscal year 2007 our board of directors held five meetings. Our board of directors has a standing audit committee, corporate governance and nominating committee, and compensation committee. During fiscal 2007, all directors attended at least 75% of the meetings of our board of directors and the committees of which they were members.

     The members of each of the committees of our board of directors and the number of times they met during fiscal year 2007 is set forth below:

	Members	# of Meetings
Audit Committee	Price, Sholtis, and Straub	8
Corporate Governance and Nominating Committee	Price, Sholtis, and Straub	1
Compensation Committee	Price and Sholtis	3

     Audit Committee

     We have an audit committee established in accordance with Section 3(a)(58)(a) of the Exchange Act. Our audit committee operates under a written charter, a copy of which is available on our website at www.nitches.com under the "Investors" tab. Our audit committee, among other things: (i) oversees our accounting and financial reporting processes and the audits of our financial statements; (ii) serves as an independent and objective party to monitor our policies for internal control systems; (iii) retains the independent auditors, reviews and appraises their independence, qualifications and performance, and approves the terms of engagement for audit service and non-audit services; (iv) provides an open avenue of communication among the independent auditors, financial and senior management, and our board of directors; and (v) administers our whistleblower protection policy.

     Our board of directors has determined that Mr. Straub, the chair of our audit committee, qualifies as an "audit committee financial expert" as defined in Item 407(d) of Regulation S-K and under the NASDAQ Marketplace Rules.

     Compensation Committee

     Our compensation committee operates under a written charter, a copy of which is our website at www.nitches.com under the "Investors" tab. Our compensation committee, among other things: (i) is responsible for setting base compensation, awarding bonuses and setting the number and terms of options for our executive officers and approval of the number and terms of options for all other employees; and (ii) establishes base salaries for executive officers at levels that it believes are sufficient to attract and retain such executives. The compensation committee may use independent survey reports for comparable companies to assist in establishing the base salaries.

     Compensation Committee Interlocks and Insider Participation

     Our compensation committee is comprised of Messrs. Price and Sholtis, each of whom are independent directors. Messrs. Price and Sholtis were the only members of our compensation committee during our last completed fiscal year. No member of our compensation committee is currently, or has been, an officer or employee of the Company, nor has any member had any relationship requiring disclosure under Item 404 of Regulation S-K.

     Nominating and Governance Committee

     Our nominating and governance committee operates under a written charter, a copy of which is available on our website at www.nitches.com under the "Investors" tab. Our nominating and governance committee, among other things: (i) identifies, evaluates and recommends nominees to our board of directors and its committees; (ii) conducts searches for appropriate directors; (iii) evaluates the performance of our board of directors and of individual directors; (iv) reviews developments in corporate governance practices; (v) evaluates the adequacy of our corporate governance practices and reporting; and (vi) makes recommendations to our board of directors concerning corporate governance matters.

     Our nominating and governance committee's policy is that it will consider director nominee recommendations of the security holders received by our corporate secretary by October 31 of each year. Recommendations of candidates who have at least 10 years of management and apparel or retail industry experience with a company with sales of at least 75% of that of the Company, or who could bring appropriate diversity to our board of directors, or who possess other relevant qualifications (for example, finance, accounting or marketing) would be preferred. If a vacancy in our board of directors occurs, our nominating and governance committee will consult with all board members to identify candidates known to them or whom they would recommend be considered and would review any security holder recommendations on file. Our nominating and governance committee would screen and then personally interview appropriate candidates and have those candidates meet with some additional board members, certain members of management and the chairman of the board. The nominating and governance committee would evaluate responses and recommend to the full board the name of any candidate it felt should become a management and board nominee for election or appointment.

     Our board of directors consists of five directors, three of whom are independent. Our nominating and governance committee has not received or considered shareholder proposals for nomination as directors and has not received an unsolicited proposal regarding a candidate who might possess appropriate background and experience.

     Any shareholder who wishes to recommend for the nominating and governance committee's consideration a prospective nominee to serve on our board of directors may do so by providing the candidate's name and qualifications in writing to the following address: Nitches, Inc., c/o Nominating and Governance Committee, 10280 Camino Santa Fe, San Diego, CA 92121.

Communications with Directors

     Any shareholder may communicate in writing by mail at any time with the whole board or any individual director (addressed to "Board of Directors" or to a named director) Nitches, Inc., 10280 Camino Santa Fe, San Diego, CA 92121. All communication will be promptly relayed to the appropriate recipient(s) and the chairman of our board of directors will coordinate replies where necessary.

Annual Meeting Attendance

     It is the policy of our board of directors that its members attend the annual meeting of shareholders. The 2007 annual meeting was attended by all of the incumbent directors.

Code of Ethics

     We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers, and employees. The Code of Ethics and Business Conduct is posted on our website at www.nitches.com. Amendments to, and waivers granted under, our Code of Ethics and Business Conduct , if any, will be posted to our website as well.

EXECUTIVE & DIRECTOR COMPENSATION

Compensation Discussion and Analysis

     General Philosophy and Objectives. Our compensation philosophy and objectives is to provide a total compensation package sufficient to provide incentive to attract, motivate, and retain key executive officers. We believe that it is necessary to provide a competitive base level of compensation, but that the performance of our executives in managing and growing our company, considered in light of general economic and specific company, industry, and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance, and ultimately, the management of the company by our executives.

     Compensation Program and Process. The compensation committee of our board of directors establishes and oversees our executive compensation programs and sets compensation packages for our executive officers, which, during the fiscal year ended August 31, 2007, included our chairman, chief executive officer and chief financial officer, Steven P. Wyandt, and our president and chief operating officer, Paul M. Wyandt. Effective January 4, 2008, our board of directors appointed Paul M. Wyandt as our chief financial officer and appointed Eitan Haber as our senior vice president and chief operating officer. Mr. Steven P. Wyandt continues to serve as our chairman and chief executive officer, and Mr. Paul M. Wyandt continues to serve as our president.

     Performance and Compensation Review. The compensation committee evaluates the following performance factors to determine total compensation for each executive officer:

  company performance against corporate objectives for the previous year;
  individual performance against individual objectives for the previous year;
  difficulty of achieving desired company and individual performance objectives in the coming year;
  value of each executive's unique skills and capabilities to support our long-term performance objectives;
  each executive's performance with respect to general management responsibilities;and each executive's contribution as a member of the executive management team.

     The compensation committee determines the compensation of Steven P. Wyandt following discussions with him and, if it deems appropriate, an independent compensation consultant. The compensation committee is solely responsible for determining Steven's compensation.

     For our other executive officer, Paul M. Wyandt, Steven prepares and presents to the compensation committee performance assessments and compensation recommendations. Following consideration of Steven's presentation, the compensation committee may accept or adjust his recommendations. Paul is not present during this process.

     Benchmarking. Historically we have not benchmarked the compensation of our executive officers against competitors in our industry.

     Components of Compensation. Historically, the components of compensation for our executives consisted of: base salary, an opportunity for a discretionary cash bonus, and the same health and welfare benefits package available to all of our employees. In fiscal 2007 we added equity compensation. The Nitches, Inc. 2006 Equity Incentive Plan permits the compensation committee to grant, in its discretion, equity awards of stock or options. All equity awards to date have been in the form of stock options. We believe this mix of cash and equity compensation, which provides both short- and long-term compensation, is consistent with our compensation philosophy and furthers our overall compensation objectives by:

  encouraging superior short- and long-term performance;
  creating competitive compensation packages to attract a strong management team; and
  aligning management's compensation with maximizing long-term stockholder value.

     Base Salaries. We provide our executive officers and other employees with base salaries to compensate them for services rendered during the fiscal year. Base salaries for our key executive officers were established by the terms of employment agreements but are subject to adjustment in the discretion of the compensation committee. Merit based increases to salaries of executive officers are based on the compensation committee's assessment of the individual's performance. Adjustments in base salary ranges for executive officers are determined based on his or her position and responsibility by using competitive information, market data and internal assessments of motivation.

     In determining base salaries for our executives, the compensation committee primarily considers:

  competitive factors in our industry;
  market data provided by outside consultants and gathered internally;
  internal assessment of the executive's compensation, both individually and relative to other officers; and
  individual performance of the executive.

     Base salary ranges are designed to be competitive with market conditions and sufficient to attract and retain top executives.

     Annual Cash Bonuses. Our agreements with our executive officers provide for awards of cash bonuses in the discretion of the compensation committee. Cash bonuses are designed to reward our executives for the achievement of shorter-term company financial and operational goals as well as achievement of individual performance goals. We did not pay any cash bonuses in 2005, 2006, or 2007 because in the estimation of the compensation committee, the Company's performance did not merit a bonus. We have not historically established an incentive or target plan as general criteria for the payment of cash bonuses at the beginning of each year. Instead the compensation committee has full discretion as to the granting of these bonuses at any time and in such amount as they deem appropriate.

     Equity Compensation. For the past several years, we have not had an equity incentive plan. In January 2006 our board of directors adopted the Nitches, Inc. 2006 Equity Incentive Plan, which was approved by our shareholders in March 2006. Initial grants under that plan were made to employees in September 2006. In December 2006 our compensation committee authorized grants of stock options to executive officers and directors. Mr. Steven P. Wyandt declined to receive any stock options. The compensation committee determined to grant Mr. Paul M. Wyandt options to purchase 60,000 shares of our common stock. The grant vested as to 25% immediately and then ratably at 2.08% per month for thirty six months, beginning on the one year anniversary of the date of grant.

     During our 2006 fiscal year, our non-employee directors combined with all of our employees, inclusive of our named executive officers, received stock options to purchase an aggregate of 7.8% of the outstanding shares of our common stock. Of our named executive officers, Mr. Paul M. Wyandt received stock options to acquire 60,000 shares or 13.6% of the total options granted in fiscal 2006.

     As we begin to expand our operations and increase the number of our key employees, we intend that our 2006 Equity Incentive Plan be the primary vehicle for offering long-term incentives and rewarding our executive officers and key employees. We also regard our equity incentive program as a key retention tool. This is a very important factor in our determination of the type of award to grant and the number of underlying shares that are granted in connection with that award. Because of the direct relationship between the value of an option and the market price of our common stock, we believe that granting stock options is the best method of motivating the executive officers to manage our company in a manner that is consistent with the interests of our company and our shareholders.

Perquisites and Other Benefits

     Severance Benefits. We believe that severance benefits for senior management should reflect the fact that it may be difficult for them to find comparable employment within a short period of time. In addition, we believe it is fair to compensate an executive officer for years of service. However, we also believe it fair that the executive officer stop receiving severance payments or receive reduced payments once he has established a new employment relationship.

     We have entered into a severance arrangement with Paul M. Wyandt. This arrangement provides that unless he is terminated for cause, in the event we terminate his employment (or he resigns for good reason), he will receive severance payments equal to (i) one month's base salary for each year of completed or partial employment, plus (ii) a monthly payment equal to his base salary for the balance of the unexpired term of his agreement. The monthly severance payments are offset by any amounts that he receives from a new employer. Under the terms of the severance agreement, we will not continue to provide health and other insurance benefits following termination of employment.

     Based upon a hypothetical termination date of August 31, 2007, the cash severance benefits for Mr. Paul M. Wyandt would have been $840,000.

     Although we generally do not continue health and other insurance benefits for our executives in a severance arrangement, we may accelerate the vesting of equity compensation. We believe that these severance and equity acceleration standards will aid our recruitment and retention efforts and are competitive among comparable companies, although we have not conducted a study to confirm this.

     As stated before, our named executive officers also participate in our medical, dental, and life insurance benefit plans on the same terms as all other employees. We do not offer any other perquisites or benefits to our named executive officers.

     Tax and Accounting Considerations. We attempt to provide compensation that is structured, to the extent possible, to maximize favorable accounting, tax and similar benefits for our Company.

     Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the deductibility of certain compensation in excess of $1,000,000 paid in any one year to the chief executive officer and the other four highest paid executive officers. Qualifying performance-based compensation will not be subject to this deduction limit if certain requirements are met.

     The compensation committee periodically reviews and considers the deductibility of executive compensation under Section 162(m) in designing our compensation programs and arrangements. A portion of our annual cash incentive awards is determined based upon the achievement of certain predetermined financial performance goals in order to permit us to deduct such amounts pursuant to Section 162(m). In addition, our equity incentive plans contain limits on the number of options that can be granted to any one individual in any year for purposes of Section 162(m).

     While we will continue to monitor our compensation programs in light of Section 162(m), the compensation committee considers it important to retain the flexibility to design compensation programs that are in the best long-term interests of our company and our shareholders. As a result, the compensation committee may conclude that paying compensation at levels that are not deductible under Section 162(m) is nevertheless in the best interests of our company and our shareholders.

COMPENSATION COMMITTEE REPORT*

     The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on these reviews and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K or the annual meeting proxy statement on Schedule 14A.

Eugene B. Price II (Chairperson)	Michael D. Sholtis

* The material in this Compensation Committee Report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

Summary Compensation Table

     The following table sets forth information concerning compensation earned for services rendered to us by our executive officers, Steven P. Wyandt and Paul M. Wyandt, for the fiscal year ended August 31, 2007 and the preceding two fiscal years. These two officers are referred to as the "named executive officers" herein. The compensation described in this table does not include medical, group life insurance, or other benefits which are available generally to all of our salaried employees.

							Change in
							Pension Value
							and
							Nonqualified
Name						Non-Equity	Deferred
and				Stock	Option	Incentive Plan	Compensation	All Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Steven P.
Wyandt,	2007	250,000							250,000
CEO and	2006	250,000							250,000
CFO	2005	250,000							250,000

Paul M.
Wyandt,	2007	183,333							183,333
President	2006	160,000							160,000
and COO	2005	160,000							160,000

     Grants of Plan-Based Awards

     The following table sets forth information regarding grants of stock and option awards made to our named executive officers during the fiscal year ended August 31, 2007.

		Estimated Future Payouts			Estimated Future Payouts			All Other	All Other
		Under Non-Equity Incentive			Under Equity Incentive Plan			Stock	Option	Exercise
		Plan Awards			Awards			Awards:	Awards:	or Base
								Number of	Number of	Price of
								Shares of	Securities	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or	Underlying	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	Units (#)	Options (#)	($/sh)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Steven P.	--	--	--	--	--	--	--	--	--	--
Wyandt

Paul M.	12/19/06	--	--	--	--	--	--	--	60,000	$4.79
Wyandt

     Outstanding Equity Awards at Fiscal Year-End

     The following table sets forth information regarding outstanding equity awards held by our named executive officers as of August 31, 2007.

	Option Awards					Stock Awards
Equity
								Incentive	Equity
								Plan	Incentive Plan
							Market	Awards:	Awards:
			Equity			Number	Value of	Number of	Market or
			Incentive Plan			of Shares	Shares or	Unearned	Payout Value
	Number of	Number of	Awards:			or Units	Units of	Shares,	of Unearned
	Securities	Securities	Number of			of Stock	Stock	Units or	Shares, Units
	Underlying	Underlying	Securities			That	That	Other	or Other
	Unexercised	Unexercised	Underlying	Option		Have	Have	Rights That	Rights That
	Options	Options	Unexercised	Exercise	Option	Not	Not	Have Not	Have Not
	(#)	(#)	Unearned	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	Options (#)	($)	Date	(#)	(#)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Steven P.	--	--	--	--	--	--	--	--	--
Wyandt

Paul M.	15,000	45,000	--	$4.79	12/18/16	--	--	--	--
Wyandt

     No options were exercised or shares acquired upon vesting by our named executive officers during the fiscal year ended August 31, 2007.

Employment Agreements and Potential Payments Upon Termination or Change of Control

     We entered into an employment agreement with Steven P. Wyandt, effective September 1, 2001 through August 31, 2004, which continued on a month-to-month basis thereafter. Pursuant to this agreement, Mr. Wyandt agreed to serve as our chief executive officer and chief financial officer. The agreement provides for a base annual salary of $250,000, or a higher amount as our board of directors may approve. In addition, Mr. Wyandt may receive a bonus at the discretion of our board of directors. No bonus was paid during fiscal 2005, 2006, or 2007.

     We have an employment agreement with Paul M. Wyandt effective April 1, 2006 through March 31, 2011. Pursuant to this agreement, Mr. Wyandt agreed to serve as our president and chief operating officer. The agreement originally provided for a base annual salary of $160,000, or a higher amount as our board of directors may approve. The base annual salary was increased to $195,000 as of January 1, 2007. In addition, Mr. Wyandt may receive a bonus at the discretion of our board of directors. No bonus was paid during fiscal 2005, 2006, or 2007. Mr Wyandt is also entitled to participate in other equity incentive and benefit programs we offer.

     Mr. Paul M. Wyandt's contract has potential payments upon termination or a change in control. In the event that Mr. Wyandt's employment is terminated by reason of his retirement, disability or death, then he or his estate will be entitled to a lump sum payment equal one month's base salary for each year of service performed under the agreement. If his employment is terminated by Mr. Wyandt for good reason or by the Company without cause, then he is entitled to severance compensation equal to an immediate lump sum payment equal to one month's base salary for each year of service under the agreement, and thereafter a monthly payment equal to his base salary through the end of the term of the agreement. The monthly severance payment is subject to offset by any and all compensation received by Mr. Wyandt from another employer during the unexpired term of this agreement. If a change of control of the Company occurs anytime after March 31, 2008, including the acquisition by a third party or parties of a 50.1% interest in the voting securities of the Company, the term of the employment agreement automatically extends for three years from the effective date of the change of control.

Director Compensation

     All directors who are not employees of the Company receive $24,000 annually, plus $1,000 for attendance at each board of directors and committee meeting, and reimbursement of reasonable expenses. The $1,000 fee is not paid for attendance at a committee meeting that is held the same day the board of directors meets nor for participation in any meeting telephonically.

     Effective December 18, 2006, our board of directors approved a grant of options to all non employee directors. Each non-employee director received options to purchase 25,000 shares of our common stock exercisable at a price of $4.79 per share. The options vest 25% on the date of grant and then an additional 2.08% per month for each of the thirty six calendar months beginning on the one year anniversary of the date of grant, provided that the director continues to serve on our board of directors.

					Change in Pension
					Value and
					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($) (1)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Eugene B.	25,000	--	68,500	--	--		93,500
Price II

Michael	25,000	--	68,500	--	--		93,500
Sholtis

T.	25,000	--	68,500	--	--		93,500
Jefferson
Straub

____________________

(1)	Stock options awards valued based on the estimated fair value on the date of grant using the Black-Scholes-Merton option valuation model per SFAS 123R

OTHER ITEMS

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of February 21, 2008, certain information with respect to the beneficial ownership of our common stock by (a) each person we know to be the beneficial owner of more than 5% of our outstanding common stock, (b) each of our officers and directors and (c) all of our directors and officers as a group. Except as noted in the footnotes to the table below, each person has sole voting and investment power with respect to the shares beneficially owned. As of February 21, 2008, we had 6,019,644 shares of our common stock outstanding.

		% of Class
Name Beneficial Owner (1)	# of Shares	Outstanding
Steven P. Wyandt (2)	1,298,349	21.6%
Paul M. Wyandt (3)	21,240	*
Eugene B. Price II (4)	77,227	1.3%
Michael D. Sholtis (4)	7,810	*
T. Jefferson Straub (4)	15,764,	*
All directors and current officers as a group (5 persons)(5)	1,420,390	23.2%

Haresh T. Tharani (6)	892,260	14.8%
____________________

*	Less than one percent.

(1)	Except as otherwise indicated in the following footnotes, the address of each beneficial owner is c/o Nitches, Inc., 10280 Camino Santa Fe, San Diego, CA 92121.

(2)	A portion of the shares beneficially owned by Mr. Wyandt are owned indirectly in trusts, the terms of which establish sole voting power in Mr. Wyandt.

(3)	Includes 15,000 shares issuable upon the exercise of outstanding options to purchase common stock.

(4)	Includes 7,810 shares issuable upon the exercise of outstanding options to purchase common stock.

(5)	Includes 44,670 shares issuable upon the exercise of outstanding options to purchase common stock

(6)	This shareholder's address is 1400 Broadway, 33rd Floor, New York, NY 10018.

Certain Relationships and Related Transactions

     We have not had any related party transactions since the beginning of our last fiscal year. Our audit committee is responsible for reviewing and approving or ratifying all matters that constitute a related party transaction.

Shareholder Proposals

     The deadline for submitting shareholder proposals for inclusion in our proxy statement and form of proxy for the next annual meeting of shareholders is November 26, 2008, assuming the next annual meeting is held on approximately the same month and day as this annual meeting. Proposals received after November 26, 2008 will be considered untimely. If the next annual meeting is changed by more than 30 days from the date of this year's annual meeting, the deadline is a reasonable time before we begin to print and mail proxy materials. In addition, the acceptance of such proposals is subject to SEC guidelines.

Annual Report & Available Information

     Our annual report on Form 10-K for the fiscal year ended August 31, 2007 and our quarterly report on Form 10-Q for the period ended November 30, 2007 accompany this proxy statement but does not constitute a part of the proxy soliciting material. A copy of such annual report and quarterly report, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to the address below. Copies also may also be obtained through the SEC's web site at www.sec.gov.

Nitches, Inc.
10280 Camino Santa Fe
San Diego, California 92121
Attention: Steven P. Wyandt

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

     Based solely on review of the forms furnished to us, we believe that all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% of our common stock were complied with during fiscal 2007.

Householding of Annual Meeting Materials

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request. To make such a request, please contact us at Nitches, Inc., 10280 Camino Santa Fe, San Diego, California 92121, Attention: Steven P. Wyandt or at (858) 625-2633. Any stockholder who wants to receive separate copies of our proxy statement or annual report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact us at the above address and phone number.

By Order of the Board of Directors

February 26, 2008	/s/ Steven P. Wyandt
San Diego, CA	Steven P. Wyandt, Chairman

APPENDIX A

PLAN AND AGREEMENT OF MERGER

     This Plan and Agreement of Merger (this "Agreement") dated as of __________ __, 2008 is entered into between Nitches, Inc., a California corporation ("California Corporation"), and Nitches, Inc., a Nevada corporation ("Nevada Corporation"), said corporations being hereinafter sometimes referred to collectively as the "Constituent Corporations," under the following circumstances:

RECITALS:

     A. The California Corporation is a corporation duly organized and existing under laws of the State of California, with its principal place of business located at 10280 Camino Santa Fe, San Diego CA 92121;

     B. The Nevada Corporation is a corporation duly organized and existing under the laws of the State of Nevada, with its principal place of business located at 10280 Camino Santa Fe, San Diego CA 92121;

     C. On the date of this Agreement, the Nevada Corporation has an authorized capital stock consisting of 50,000,000 shares of common stock, par value $0.0001 per share, of which no shares have been issued or are now outstanding, and 25,000,000 shares of preferred stock, par value $0.0001 per share, of which no shares have been issued or are now outstanding;

     D. On the date of this Agreement, the California Corporation has an authorized capital stock consisting of 50,000,000 shares of common stock, no par value, [_______] shares of which are issued and outstanding and entitled to vote to approve this Agreement, and 25,000,000 shares of preferred stock, no par value, 8,820 shares of which are designated as Series A Preferred Stock and are issued and outstanding without voting rights;

     E. The respective boards of directors of the Nevada Corporation and the California Corporation have determined that it is advisable that the California Corporation be merged with and into the Nevada Corporation, in accordance with the applicable provisions of the laws of the State of Nevada and the State of California permitting such merger; and

     F. The respective boards of directors of the Nevada Corporation and the California Corporation have approved this Agreement and the board of directors of each of the Nevada Corporation and California Corporation has directed that this Agreement be submitted to a vote of its shareholders;

     NOW THEREFORE, in consideration of the foregoing and of the agreements, covenants, and provisions hereinafter set forth, and intending to be legally bound, the Nevada Corporation and the Delaware Corporation do hereby agree as follows:

1. Merger. The Nevada Corporation and the California Corporation shall be merged into a single corporation, in accordance with applicable provisions of the laws of the State of Nevada and the State of California, by the California Corporation merging into the Nevada Corporation, which shall be the surviving corporation (the "Surviving Corporation").

2. Effective Date. This Agreement shall be submitted by the Constituent Corporations to their shareholders as provided by Nevada and California law. This Agreement shall take effect, and shall be deemed to be the Agreement of Merger of the Constituent Corporations, upon the approval or adoption thereof by the shareholders of each of the Nevada Corporation and the California Corporation in accordance with the laws of the State of Nevada and the State of California, and upon the execution, acknowledgment, filing and recording of such documents and the doing of such acts and things as shall be required for accomplishing the merger under the laws of the States Nevada and California. The term "Effective Date" as used in this Agreement shall be the point in time at which the last act required to make the merger effective under the respective laws of such states shall have been performed.

Appendix A-1

3. Surviving Corporation. Upon the Effective Date, the Nevada Corporation shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Nevada, and the separate existence of the California Corporation shall cease.

4. Rights and Liabilities. Upon the Effective Date:

     a. The Surviving Corporation shall thereupon and thereafter possess all of the rights, privileges, immunities, powers, purposes and franchises, of a public as well as of a private nature, of each of the Constituent Corporations and all property, real, personal and mixed, all debts due on whatever account, including subscriptions to shares and all other choses in action, and all and every other asset or interest of, or belonging to, or due to each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed, and the title to all property, real, personal or mixed, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger.

     b. The Surviving Corporation shall thenceforth assume and be liable for all of the liabilities, obligations and penalties of each of the Constituent Corporations, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations, or any shareholder, officer or director of either of the Constituent Corporations, may be prosecuted to judgment as if the merger had not taken place, or the Surviving Corporation may be substituted in its place; and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger, but shall attach to the Surviving Corporation as if incurred or contracted by it.

5. Charter Documents.

     a. The articles of incorporation of the Nevada Corporation as in effect on the Effective Date shall be and remain the articles of incorporation of the Surviving Corporation until the same shall be appropriately amended or repealed.

     b. The bylaws of the Nevada Corporation as in effect on the Effective Date shall be and remain the bylaws of the Surviving Corporation until the same shall be properly amended or repealed.

6. Officers and Directors. The directors and officers of the Surviving Corporation shall be those persons who were the members of the board of directors and officers of the California Corporation, prior to the Effective Date, and such persons shall serve in such offices, respectively, for the terms provided by law or in the bylaws, or until their respective successors are elected and qualified.

7. Conversion of Shares. The manner and basis of converting the shares of the California Corporation into shares of the Surviving Corporation shall be as follows:

     a. Upon the Effective Date each share of common stock of the California Corporation issued and outstanding shall thereupon, and without the surrender of stock certificate or any other action, be converted into one fully paid and non-assessable, issued and outstanding share of common stock, $0.001 par value, of the Surviving Corporation. Outstanding certificates representing shares of common stock of the California Corporation shall thenceforth be deemed to represent the same number of shares of common stock of the Surviving Corporation, and the holder thereof shall have all of the same rights which he would have had if such certificates had been issued by the Surviving Corporation.

     b. Upon the Effective Date each share of Series A preferred stock of the California Corporation issued and outstanding shall thereupon, and without the surrender of stock certificate or any other action, be converted into one fully paid and non-assessable, issued and outstanding share of Series A preferred stock, $0.001 par value, of the Surviving Corporation. Outstanding certificates representing shares of Series A preferred stock of the California Corporation shall thenceforth be deemed to represent the same number of shares of Series A preferred stock of the Surviving Corporation, and the holder thereof shall have all of the same rights which he would have had if such certificates had been issued by the Surviving Corporation

Appendix A-2

     c. The California Corporation will not make any transfers of certificates representing outstanding shares of its capital stock on its books after the Effective Date.

8. Cancellation of Nevada Corporation Shares. Each share of Surviving Corporation outstanding as of the Effective Date shall be cancelled.

9. Book Entries. Upon the Effective Date:

     a. the respective, assets of the Nevada Corporation and the California Corporation shall be taken up or continued on the books of the Surviving Corporation in the amounts at which such assets shall have been carried on their respective books immediately prior to the Effective Date, except those assets which are shares to be cancelled as provided herein;

     b. the respective liabilities and reserves of the Nevada Corporation and the California Corporation (excluding capital stock, paid-in surplus and retained earnings) shall be taken up or continued on the books of the Surviving Corporation in the amounts at which such liabilities and reserves shall have been carried on their respective books immediately prior to the Effective Date; and

     c. the capital stock, paid-in surplus and retained earnings of the California Corporation shall be taken up on the books of the Surviving Corporation as capital stock, paid-in surplus and retained earnings, respectively, in the amounts at which the same shall be carried on the books of the California Corporation immediately prior to the Effective Date, except with respect to shares to be cancelled as provided herein.

10. Expenses. The Nevada Corporation, as the Surviving Corporation, shall pay all expenses of carrying this Agreement into effect and accomplishing the merger provided for herein.

11. Further Assurances. The California Corporation agrees that from time to time as and when requested by the Surviving Corporation, its successors or assigns, it will execute, acknowledge, deliver and file all proper deeds, assurances, assignments, bills of sale and other documents, and do all other acts and things, or cause the same to be done, necessary or proper in order to vest, perfect or confirm in the Surviving Corporation title to and possession of all the property, rights, privileges, powers and franchises of the California Corporation, or otherwise necessary or proper to carry out the intent and purposes of this Agreement.

12. Termination.

     a. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be abandoned for any reason whatsoever by the California Corporation by appropriate resolution of its board of directors at any time prior to the time that this Agreement (or a certificate in lieu thereof) filed with the Nevada Secretary of State becomes effective, notwithstanding approval or adoption of this Agreement by the shareholders of the California Corporation.

     b. At any time prior to the time that this Agreement (or a certificate in lieu thereof) filed with the Nevada Secretary of State becomes effective, whether before or after approval and adoption by the shareholders of the California Corporation, this Agreement may be amended in any manner (except that the provisions of each of Sections 5(a) and 7 or any other terms and conditions of this Agreement if such alteration or change would adversely affect the shareholders of the California Corporation may not be amended without the approval of the shareholders of the California Corporation) as may be determined in the judgment of the respective boards of directors of the Constituent Corporations to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the filing, recording or official approval of this Agreement and the merger provided for herein, in accordance with the purposes and intent of this Agreement.

Appendix A-3

     IN WITNESS WHEREOF, each of the Constituent Corporations, pursuant to authority duly granted by its respective board of directors, has caused this Agreement to be executed by its respective duly authorized officers as of the date set forth above.

NITCHES, INC., a California Corporation	NITCHES, INC., a Nevada Corporation

By: Steven P. Wyandt	By: Steven P. Wyandt
Its: Chief Executive Officer	Its: Chief Executive Officer

By: Paul M. Wyandt	By: Paul M Wyandt
Its: Secretary	Its: Secretary

Appendix A-4

Appendix B

Amended and Restated Articles of Incorporation

AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
NITCHES, INC.

     The undersigned, constituting at least two-thirds of the members of the board of directors of Nitches, Inc. (the "Corporation"), do hereby certify that:

A. The articles of incorporation of the Corporation are hereby amended and restated in their entirety, effective as of the date of filing hereof with the Secretary of State of Nevada pursuant to Nevada Revised Statutes Sections 78.380 and 78.403, to read as follows:

ARTICLE I

     The name of the Corporation is Nitches, Inc.

ARTICLE II

     The name and address of the resident agent in the State of Nevada is:

Tom Miller
1105 Terminal Way, Ste. 202
Reno, Nevada 89502

ARTICLE III

     Section 1. General. The total number of shares of capital stock which the Corporation shall have the authority to issue is Seventy-Five Million (75,000,000) shares with a par value of $0.001 per share of which Fifty Million (50,000,000) shares shall be designated common stock and Twenty-Five Million (25,000,000) shares shall be designated preferred stock. The authorized but unissued shares of common stock and preferred stock shall be available for issuance at any time and from time to time, in whole or in part, and upon such terms and conditions and for such consideration, not less than the par value thereof, as which may be provided by the board of directors of the Corporation. The preferred stock may be issued from time to time in one or more series, each series having such designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions as shall be stated and expressed in the resolution providing for the issuance of preferred stock or any series thereof adopted by the board of directors.

     Section 2. Designation of Series A Preferred Stock. Of the Twenty-Five Million (25,000,000) shares of capital stock of the Corporation that shall be designated preferred stock, there shall be a series of preferred stock designated as "Series A Preferred Stock" and the number of shares constituting such series shall be Eight Thousand Eight Hundred Twenty (8,820). Such series is referred to herein as the "Series A Preferred Stock" and shall have the following powers, preferences, limitations, restrictions and rights:

          (a) Liquidation Rights. In the event of any liquidation, dissolution, winding up or "Change of Control" (meaning, for these purposes, any sale, exchange, conveyance or other disposition of all or substantially all of the assets of the Corporation or of the outstanding capital stock of the Corporation, or a reorganization or recapitalization, in a transaction or series of transactions in which more than 50% of the voting power of the Corporation is acquired by persons that are not then stockholders of the Corporation or affiliates of such stockholders of the Corporation, whether voluntary or involuntary) (each a "Liquidation Event"), each holder of a share of Series A Preferred Stock, after provision for the Corporation's debts and other liabilities, will be entitled to receive the amount of $100.00 per share, plus any declared and unpaid dividends thereon (collectively, the "Liquidation Amount"), prior to any distributions being made in respect of any common stock and any shares of any other series or class of preferred stock of the Corporation, whether presently outstanding or hereafter issued, except for a class of preferred stock which, by its terms, is stated to be senior to or pari passu with the Series A Preferred Stock as to ranking and liquidation preference. A merger, reorganization or other transaction will be treated as a Liquidation Event if such results in a Change of Control, unless the holders of Series A Preferred Stock determine that such transaction shall not be deemed a Liquidation Event.

          (b) Ranking. All shares of Series A Preferred Stock shall rank as to payment of Liquidation Amount, upon the occurrence of a Liquidation Event, senior to the common stock and any shares of any other series or class of preferred stock of the Corporation, whether presently outstanding or hereafter issued, except for a class of preferred stock which, by its terms, is stated to be senior to or pari passu with the Series A Preferred Stock as to ranking and liquidation preference. If upon any Liquidation Event, whether voluntary or involuntary, the assets to be distributed to the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such shareholders of the full Liquidation Amount, then all of the assets of the Corporation to be distributed shall be so distributed ratably to the holders of the Series A Preferred Stock on the basis of the respective Liquidation Amounts of the outstanding shares of Series A Preferred Stock held by such holders.

          (c) Redemption.

               (1) Optional Redemption. The Corporation shall have the right, but not the obligation, to purchase, call, redeem or otherwise acquire for value any or all of the shares of Series A Preferred Stock at any time upon payment of an amount per share equal to the Liquidation Amount to and including the date on which the Series A Preferred Stock are to be redeemed. Any partial redemption shall be made on a pro rate basis. Such right shall be exercised by providing written notice to any such remaining holders, specifying the number of shares of Series A Preferred Stock to be redeemed and the date on which such redemption shall occur, which date shall not be less than forty-five (45) days following the date the Corporation delivers such notice of exercise. Upon surrender of each affected holder's shares of Series A Preferred Stock, duly endorsed, together with such other instruments as the Corporation may reasonably require to insure that such shares of Series A Preferred Stock are duly and validly transferred to the Corporation, free of all Liens, the Corporation shall pay to each surrendering holder an amount in cash or other immediately available funds equal to the Liquidation Amount multiplied by the number of shares of Series A Preferred Stock that have been surrendered for redemption for such holder. For these purposes, "Lien" means any charge, claim, community or other marital property interest, condition, equitable interest, lien, option, pledge, security interest, right of first option, right of first refusal or similar restriction, including any restriction on use, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership.

2

               (2) Available Funds. If the funds of the Corporation legally available for redemption of shares of Series A Preferred Stock on the Payment Date are insufficient to redeem all of the shares of Series A Preferred Stock on such date, or, if the Corporation, for any reason whatsoever, refuses to redeem all of the shares of Series A Preferred Stock those funds that are legally available for redemption will be used to redeem the maximum possible number of shares of Series A Preferred Stock ratably among the holders thereof on the basis of the aggregate Liquidation Amount of the shares of Series A Preferred Stock held by each such holder as compared to the aggregate Liquidation Amount of all then-outstanding shares of Series A Preferred Stock. Shares of Series A Preferred Stock not so redeemed shall continue to be outstanding. At the earliest time thereafter as additional funds of the Corporation are legally available for redemption of shares of Series A Preferred Stock in the manner provided above, such funds will be immediately used to redeem the balance of the Series A Preferred Stock in accordance with the preceding sentence.

          (d) Voting Rights. Except as otherwise provided by law, Series A Preferred Stock shall not be entitled to voting rights and shall not be entitled to vote on matters submitted to a vote of the Corporation's shareholders. Notwithstanding the foregoing, any amendment to the Certificate of Incorporation of the Corporation that adversely affects the ranking, dividend rights, liquidation preference, redemption or voting rights, or board of directors rights with respect to the Series A Preferred Stock, or would alter or change any other powers, preferences or special rights of the Series A Preferred Stock, shall require the approval of the holders of a majority of the outstanding Series A Preferred Stock.

          (e) Status of Acquired Shares. Shares of Series A Preferred Stock received upon redemption, purchase or otherwise acquired by the Corporation will be retired and cancelled restored to the status of authorized but unissued shares of Preferred Stock, without designation as to class or series, and may thereafter be issued, but not as shares of Series A Preferred Stock.

     Section 3. No Assessment. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment, whether to pay the debts of the Corporation or otherwise.

ARTICLE IV

     The governing board of the Corporation shall be known as directors, and the number of directors shall be provided by the bylaws of the Corporation. The names and addresses of the current board of directors of the Corporation are as follows:

T. Jefferson Straub
10280 Camino Santa Fe
San Diego, CA 92121

Stephen P. Wyandt
10280 Camino Santa Fe
San Diego, CA 92121

3

Paul Wyandt
10280 Camino Santa Fe
San Diego, CA 92121

Eugene B. Price II
10280 Camino Santa Fe
San Diego, CA 92121

Michael D. Sholtis
10280 Camino Santa Fe
San Diego, CA 92121

ARTICLE V

     The purpose and objects for which the Corporation is formed are to engage in and carry on any lawful activity, business or trade, and any activities necessary, convenient or desirable to accomplish such purposes, not forbidden by law or by these Articles of Incorporation. The Corporation shall have such rights, privileges and powers as may be conferred by Chapter 78 of the Nevada Revised States, or as may be conferred upon corporations by any other existing law.

ARTICLE VI

     The Corporation may maintain an office or offices, and may keep its books (subject to any provision contained in the Nevada Revised Statutes), in such place or places within or without the State of Nevada as may from time to time be designated by the board of directors, or by the bylaws of the Corporation.

ARTICLE VII

     The Corporation may conduct all corporation business of every kind and nature, including without limitation the holding of all meetings by the board of directors.

ARTICLE VIII

     No stockholder shall be entitled as a matter of right to subscribe for or receive, or have any preemptive or preferential rights to acquire, additional shares of any class or series of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or other securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it shall deem advisable.

ARTICLE IX

     In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized:

4

     Section 1. Unless prohibited in the bylaws, if any, adopted by the stockholders of the Corporation, to make, alter or amend the bylaws of the Corporation, including without limitation any bylaws adopted by said stockholders.

     Section 2. To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of the Corporation.

     Section 3. By resolution passed by a majority of the whole board of directors, to designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation, which, to the extent provided in the resolution, or in the bylaws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be stated in the bylaws of the Corporation, or as may be determined from time to time by resolution adopted by the board of directors.

     Section 4. When and as authorized by the affirmative vote of the stockholders representing a majority of the voting power of each series or class of issued and outstanding stock entitled to vote thereon at a stockholders meeting called for that purpose, the board of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including without limitation its good will and its corporate franchises, upon such terms and conditions as the board of directors deems expedient and for the best interests of the Corporation.

ARTICLE X

     No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.

     Any repeal or modification of this Article 10 by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions occurring prior to such repeal or modification.

ARTICLE XI

     The Corporation expressly elects not to be governed by the provisions of Nevada Revised Statutes 78.378 to 78.3793, inclusive, and the provisions of such statutes shall not apply to the Corporation.

5

ARTICLE XII

     The Corporation expressly elects not to be governed by the provisions of Nevada Revised Statutes 78.411 to 78.444, inclusive, and the provisions of such statutes shall not apply to the Corporation.

ARTICLE XIII

     The Corporation reserves the right to amend, alter, change or repeal any provisions contained in its articles of incorporation, in the manner now or hereafter prescribed by statute, or by these articles of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XIV

     The Corporation is to have perpetual existence, unless dissolved according to law.

*     *     *     *     *

B. The foregoing amended and restated articles of incorporation have been duly approved by the board of directors of the Corporation, no shares of capital stock having been issued.

C. The undersigned, constituting at least two-thirds of the members of the board of directors of the Corporation, have executed these amended and restated articles of incorporation this __ day of ____________, 2008.

Stephen P. Wyandt, Director

T. Jefferson Straub, Director

Paul M. Wyandt, Director

Eugene B. Price II, Director

Michael D. Sholtis, Director

6

Appendix C

Bylaws

BYLAWS
of
NITCHES, INC.,
a Nevada Corporation

ARTICLE 1
STOCKHOLDERS

     1.1 Annual Meetings. Annual meetings of the stockholders shall be held at such time as may be set by the board of directors from time to time, at which the stockholders shall elect by vote a board of directors and transact such other business as may properly be brought before the meeting. Business transacted at any annual meeting of stockholders shall be limited to the business properly brought before the meeting, as provided in Section 1.8.

     1.2 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the chief executive officer, the president or the secretary, or by resolution of the board of directors. Such request shall state the purpose of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the business properly brought before the meeting, as provided in Section 1.8.

     1.3 Place of Meetings. All annual meetings of the stockholders shall be held at the registered office of the Corporation or at such other place within or without the State of Nevada as the directors shall determine. Special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

     1.4 Quorum. Adjourned Meetings. The holders of a majority of the voting power, or if voting by a class or series of stock is permitted or required, the holders of a majority of the voting power of such class or series, present in person or represented by proxy (regardless of whether the proxy has authority to vote on all matters), shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     1.5 Voting.

          (a) Unless otherwise provided in the articles of incorporation, each stockholder of record holding stock which is entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation which has voting power upon the matter in question. When a quorum is present or represented at any meeting, (i) action by the stockholders on a matter other than the election of directors is approved if the number of votes present in person or by proxy cast in favor of the matter exceeds the number of such votes cast in opposition to the matter, unless the matter is one which by express provision of Chapter 78 of the Nevada Revised Statutes or the articles of incorporation a different vote is required, in which case such express provision shall govern and control the approval vel non of such matter, and (ii) directors shall be elected by a plurality of the votes present in person or by proxy cast for the election of directors. A "plurality of the votes" means the nominee (or choice) receiving the largest number of votes for the same director's seat (or other matter up for vote), whether or not such number constitutes a majority of the votes cast on the matter.

          (b) Unless otherwise provided in the articles of incorporation, or in the resolutions providing for the issuance of any class or series of preferred stock adopted by the board of directors pursuant to authority expressly vested in it by the articles of incorporation, every stockholder of record of the Corporation is entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the records of the Corporation, provided that if the articles of incorporation or such resolutions provide for more or less than one vote per share for any class or series of shares on any matter, every reference in Chapter 78 of the Nevada Revised Statutes, the articles of incorporation, such resolutions or these bylaws to a majority or other proportion of stock shall be deemed to refer to a majority or other proportion of the voting power of all of the shares or those classes or series of shares, as may be required by Chapter 78 of the Nevada Revised Statutes, the articles of incorporation, such resolutions or these bylaws.

     1.6 Proxies. At any meeting of the stockholders any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing, but no such proxy shall be voted or acted upon after six months from its date, unless (i) coupled with an interest, or (ii) the proxy provides for a longer period which in no case shall exceed seven years from the date of its execution. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the secretary (a) an instrument in writing revoking the proxy, or (b) another duly executed proxy bearing a later date. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No proxy or power of attorney to vote shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting. All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the inspectors of election who shall be appointed by the board of directors, or if not so appointed, then by the presiding officer of the meeting.

     1.7 Action Without Meeting. Unless expressly permitted by the articles of incorporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

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     1.8 Nominations and Stockholder Business at Annual Meetings and Special Meetings.

          (a) Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting of stockholders; (ii) by or at the direction of the board of directors; or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 1.8 who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 1.8.

          (b) To be properly brought before an annual meeting, business must be (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, (i) such business must be a proper matter for stockholder action under Title 7, Chapter 78 of Nevada Revised Statutes and (ii) the stockholder must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the anniversary of the previous year's annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting or (y) the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. A stockholder's notice shall be addressed to the secretary of the Corporation and shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal.

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          (c) Nominations of persons for election to the board of directors of the Corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this Section 1.8(c). Such nominations, other than those made by or at the direction of the board of directors or a duly authorized committee thereof, shall be made pursuant to timely notice in writing to the secretary of the Corporation in accordance with the provisions of Section 1.8(b). Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to Section 1.8(b). At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the Corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee.

          (d) Notwithstanding anything in this Section 1.8 to the contrary, in the event that the number of directors to be elected to the board of directors of the Corporation is increased and there is no public announcement naming all the nominees for director or specifying the size of the increased board of directors made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 1.8 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

          (e) Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (A) by or at the direction of the board of directors or (B) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 1.8(e), who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.8(e). Nominations by stockholders of persons for election to the board of directors may be made at such a special meeting of stockholders if the stockholder's notice required by Section 1.8(c) shall be delivered to the secretary at the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of (x) the ninetieth (90th) day prior to such special meeting or (y) the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the filing of a stockholder's notice as described above.

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          (f) Only those persons who are nominated in accordance with the procedures set forth in this Section 1.8 shall be eligible for election as directors at any meeting of stockholders. Only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.8. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in these bylaws and, if any proposed nomination or business is not in compliance with these bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

          (g) Notwithstanding the foregoing provisions of this Section 1.8, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the 1934 Act.

          (h) For purposes of this Section 1.8, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

     1.9 Presiding Officer; Order of Business; Conduct of Meeting.

          (a) Meetings of the stockholders shall be presided over by such person as shall be designated by the board of directors or if no such designation shall have been made, then by the chairman of the board of directors, if any, or in case of his absence or disability, then the vice-chairman of the board of directors, if any, or in case of his absence of disability, then the chief executive officer. The secretary shall act as secretary of the meeting, or in the absence of the secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

          (b) Subject to the following and Section 1.8, meetings of stockholders shall generally follow accepted rules of parliamentary procedure:

          (i) The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman. If the chairman, in his absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure as to any one meeting of stockholders or a part thereof, the chairman shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

          (ii) If disorder shall arise which prevents continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting; and upon his so doing, the meeting shall be immediately adjourned.

          (iii) The chairman may ask or require that anyone not a bona fide stockholder or proxy holder leave the meeting.

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ARTICLE 2
DIRECTORS

     2.1 Management of Corporation. The business of the Corporation shall be managed under the direction of its board of directors, which shall subject to Chapter 78 of the Nevada Revised Statutes and the articles of incorporation have full control over the affairs of the Corporation. The board of directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the articles of incorporation or these bylaws directed or required to be exercised or done by the stockholders.

     2.2 Number, Tenure, Election and Qualifications.

          (a) The number of directors which shall constitute the whole board shall be at least three (3) and at most fifteen (15), as increased or decreased from time to time by a majority vote of the board of directors. The initial number of directors shall be five (5).

          (b) Directors shall be elected at the annual meeting of the stockholders by a plurality of votes, and each director elected shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified, or until his prior death, resignation or removal.

          (c) Directors need not be stockholders. Each director must be a natural person at least 18 years of age.

     2.3 Vacancies; Removal.

          (a) Vacancies in the board of directors, including without limitation those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders. The holders of two-thirds of the outstanding shares of stock entitled to vote for any director may at any time preemptorily terminate the term of office of such director for cause by vote at an annual meeting or at a special meeting called for such purpose. Such removal shall be effective immediately, even if successors are not elected simultaneously.

          (b) A vacancy or vacancies in the board of directors shall be deemed to exist in case of the death, resignation or removal of any directors, or if the authorized number of directors be increased, or if the stockholders fail at any annual or special meeting of stockholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

          (c) When one or more directors give notice of his or their resignation to the board of directors, effective at a future date, the board of directors may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

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          (d) No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

     2.4 Annual and Regular Meetings.

          (a) Regular meetings of the board of directors shall be held at any place within or without the State of Nevada which has been designated from time to time by resolution of the board of directors or by written consent of all members of the board of directors. In the absence of such designation, regular meetings shall be held at the registered office of the Corporation.

          (b) Regular meetings of the board of directors may be held without call or notice at such time and at such place as shall from time to time be fixed and determined by the board of directors.

     2.5 First Meeting. The first meeting of each newly elected board of directors shall be held immediately following the adjournment of the meeting of stockholders and at the place thereof. No notice of such meeting shall be necessary to the directors in order legally to constitute the meeting provided a quorum be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors.

     2.6 Special Meetings.

          (a) Special meetings of the board of directors may be called by the chairman of the board of directors, the president, any vice-president, any two directors or, if so provided in its charter or designating resolutions, any committee. Special meetings of the board of directors may be held either at a place designated for regular meetings or at the registered office of the Corporation.

          (b) Notice of the time and place of special meetings of the board of directors may be provided to any director (i) by personal delivery at least twenty-four (24) hours prior to the time of the holding of the meeting, (ii) by first class mail, reputable overnight courier, charges prepaid, addressed to the address of a director as it appears upon the records of the Corporation, or if such address is not readily ascertainable, to the place at which the meetings of the directors are regularly held, and deposited in the United States mail at least three (3) days, or delivered to the overnight courier or telegram transmitter at least two (2) days, as the case may be, prior to the time of the holding of the meeting, (iii) by facsimile to the facsimile number of a director, if any, as it appears upon the records of the Corporation at least twenty-four (24) hours prior to the time of the holding of the meeting, (iv) by telegram to the address of a director as it appears upon the records of the Corporation at least twenty-four (24) hours prior to the time of the holding of the meeting, or (v) by electronic mail sent to an electronic mail address appearing upon the records of the Corporation at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, electronic mailing or delivery as above provided shall be due, legal and personal notice to such director.

     2.7 Business of Meetings. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting each of the directors not present signs a written waiver of notice, or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

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     2.8 Quorum, Adjourned Meetings.

          (a) A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, unless a greater number be required by law or by the articles of incorporation. Any action of a majority, although not at a regularly called meeting and the record thereof, if assented to in writing by all of the other members of the board of directors shall be as valid and effective in all respects as if passed by the board of directors in regular meeting.

          (b) A quorum of the directors may adjourn any directors meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the directors present at any directors meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the board of directors.

          (c) Notice of the time and place of holding an adjourned meeting need not be given to the absent directors if the time and place be fixed at the meeting adjourned.

     2.9 Committees.

          (a) The board of directors may, by resolution adopted by a majority of the whole board of directors, designate one or more committees of the board of directors, which, to the extent provided in the resolution or these bylaws, shall have and may exercise all of the powers of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no committee shall have the power to (i) authorize the amendment of the articles of incorporation (except to the extent of filing a certificate of designation in connection with the establishment of a series or class of preferred stock or the filing of a certificate of change to change the Corporation's resident agent or registered office), (ii) adopt an agreement of merger or consolidation, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, (iv) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, (v) amend, repeal or otherwise modify these bylaws, or (vi) unless the resolutions expressly so provide, declare a dividend, authorize the issuance of stock or adopt articles of merger. Each committee must include at least one director of the Corporation, and may include any natural persons who are not directors of the Corporation.

          (b) Such committee or committees shall have such name or names as may be determined from time to time by the board of directors. The board of directors may designate one or more directors as alternate members of any committee to replace any member who is disqualified or absent from a meeting of such committee. Unless the board of directors has appointed alternates members of a committee, the members of such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum but subject to any independent director requirements of the 1934 Act or the rules of any stock exchange or automated quotation system on which shares of the Corporation may then be listed or quoted, unanimously appoint another member of the board of directors to act at the meeting in the place of any absent or disqualified member of such committee. Unless the applicable resolutions of the board of directors provide otherwise, at meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

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          (c) The committees shall keep regular minutes of their proceedings and report the same to the board of directors.

     2.10 Action Without Meeting. Any action requited or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if a written consent thereto is Signed (including by means of Electronic Signature) by all members of the board of directors or of such committee, as the case may be, which written consent is filed with the minutes of proceedings of the board of directors or committee. Written consents may be delivered by Electronic Transmission and Signed in counterparts.

     2.11 Special Compensation. The directors may be paid their expenses and a fixed sum for attendance at each meeting of the board of directors, or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

ARTICLE 3
NOTICES

     3.1 Notice of Meetings.

          (a) Notices of meetings shall be in writing and signed by the chairman of the board of directors, chief executive officer, the president or a vice-president or the secretary or an assistant secretary or by such other natural person or persons as the directors shall designate.

          (b) Such notice shall state (i) the purpose or purposes for which the meeting is called, (ii) the time when and the place, which may be within or without the State of Nevada, where it is to be held, and (iii) the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote.

          (c) A copy of such notice shall be either delivered personally to or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the Corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, to any member of a limited liability company managed by its members, to any manager of a limited liability company managed by managers, to any general partner of a partnership or to any trustee of a trust constitutes delivery of the notice to the corporation, association, limited liability company, partnership or trust.

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          (d) In the event of the transfer of any stockholder's stock after such delivery or mailing of notice and before the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

     3.2 Effect of Irregularly Called Meetings. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting duly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

     3.3 Waiver of Notice. Whenever any notice whatever is required to be given under the provisions of Chapter 78 of the Nevada Revised Statutes, of the articles of incorporation or of these bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE 4
OFFICERS

     4.1 Offices.

          (a) The officers of the Corporation shall be chosen and appointed by the board of directors.

          (b) The Corporation shall have a president, a secretary and a treasurer.

          (c) The Corporation may also, at the discretion of the board of directors, appoint officers to any other offices, including without limitation a chairman of the board of directors, a vice-chairman of the board of directors, a chief executive officer, a chief financial officer, one or more vice presidents, assistant secretaries, and such other officers as the board of directors shall from time to time deem necessary or proper and who shall hold their offices for such terms and shall exercise such powers and perform such duties as the board of directors shall from time to time determine. In the event there are two or more vice presidents, the board of directors may designate one or more as executive vice president, senior vice president or other similar or dissimilar title. At the time of the election of officers, the board of directors may by resolution determine the order of their seniority or rank.

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          (d) Any number of offices may be held by the same person, unless the articles of incorporation or these bylaws otherwise provide.

          (e) No officer need be a stockholder. Each officer must be a natural person.

     4.2 Chairman of the Board. The chairman of the board of directors, if any and if present and able, shall preside at all meetings of the stockholders (unless another person is designated by the board of directors), shall preside at all meetings of the board of directors, and shall exercise and perform such other powers and duties as these bylaws prescribe or the board of directors may from time to time assign.

     4.3 Vice-Chairman of the Board. The vice-chairman of the board of directors, if any, shall, in the absence or disability of the chairman of the board of directors, perform all of the duties and exercise all of the powers of the chairman of the board of directors, and shall exercise and perform such other powers and duties as these bylaws prescribe or the board of directors may from time to time assign.

     4.4 Chief Executive Officer. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board of directors, if any, the chief executive officer, if any, shall, subject to the control of the board of directors, have general supervision, management, direction and control of the business and officers of the Corporation. The chief executive officer shall have all of the general powers and duties of management usually vested in the office of chief executive officer of corporations, and shall have such other powers and duties as these bylaws prescribe or the board of directors may from time to time assign. In the absence of the chief executive officer, the president or, in his absence, the highest ranking or most senior vice president, shall perform all of the duties and exercise all of the powers of the chief executive officer, and when so acting shall be subject to all of the restrictions upon the chief executive officer.

     4.5 President. The president shall act under the direction of the board of directors and the chief executive officer. In the absence or disability of the chief executive officer, or if there be no chief executive officer, the president shall perform all of the duties and exercise all of the powers of the chief executive officer, and when so acting shall be subject to all of the restrictions upon the chief executive officer. The president shall have all of the general powers and duties of management usually vested in the office of president of corporations, and shall exercise and perform such other powers and duties as these bylaws prescribe or the board of directors or the chief executive officer may from time to time assign.

     4.6 Chief Financial Officer. The chief financial officer shall act as the treasurer and under the direction of the chief executive officer. The chief financial officer shall be responsible for the issuance of securities and the management of the Corporation's cash, receivables and temporary investments, and shall have such other powers and duties as these bylaws prescribe or the board of directors or the chief executive officer may from time to time assign. The chief financial officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the board of directors. He shall disburse the funds of the Corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the board of directors, at its regular meetings, or when the board of directors so requires, and to the chief executive officer or president when they so require, an account of all his transactions as chief financial officer and of the financial condition of the Corporation. If required by the board of directors, he shall give the Corporation a bond, in such sum and with such surety or sureties as shall be satisfactory to the board of directors, for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation. The chief financial officer shall have such other powers and duties as these bylaws prescribe or the board of directors or chief executive officer may from time to time assign.

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     4.7 Vice-President. Each vice-president shall act under the direction of the chief executive officer, the president or as otherwise determined by the board of directors. In the absence or disability of the chief executive officer and the president, the vice-presidents (including those designated as executive vice president, senior vice president, or other similar or dissimilar title) in order of their rank or seniority as fixed by the board of directors, or if not so fixed, the vice president designated by the board of directors, shall perform all of the duties and exercise all of the powers of the chief executive officer and the president, and when so acting shall be subject to all of the restrictions upon the chief executive officer and the president. Each vice-president shall have such other powers and duties as these bylaws prescribe or the board of directors, the chief executive officer or the president may from time to time assign to them, jointly or severally.

     4.8 Secretary. The secretary shall act under the direction of the chairman of the board of directors and the chief executive officer. The secretary shall attend all sessions of the board of directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose; and shall perform like duties for the standing committees when required by the board of directors. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors, and shall perform such other duties as these bylaws or the board of directors, chairman of the board of directors or chief executive officer may from time to time prescribe. The secretary shall keep in safe custody the seal of the Corporation, and affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The secretary shall have such other powers and duties as these bylaws prescribe or the board of directors or the chief executive officer may from time to time assign.

     4.9 Assistant Secretaries. The assistant secretaries shall act under the direction of the secretary. In the absence or disability of the secretary, the assistant secretary, or if there be more than one, the assistant secretaries in order or their rank or seniority as fixed by the board of directors, or if not so fixed, the assistant secretary designated by the board of directors, shall perform all of the duties and exercise all of the powers of the secretary, and when so acting shall be subject to all of the restrictions upon the secretary. The assistant secretaries shall have such other powers and duties as these bylaws prescribe or the chief executive officer or secretary may from time to time assign to them, jointly or severally.

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     4.10 Compensation. The salaries and compensation of all officers of the Corporation shall be fixed by the board of directors.

     4.11 Removal; Resignation. The officers of the Corporation shall hold office at the pleasure of the board of directors. Any officer shall hold office after the expiration of the officer's term until a successor is chosen or until his earlier resignation or removal. Any officer elected or appointed by the board of directors may be removed at any time by the board of directors, with or without cause. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

ARTICLE 5
CAPITAL STOCK

     5.1 Stock Certificates.

          (a) Every stockholder shall be entitled to have a stock certificate signed by the chairman or vice-chairman of the board of directors, the chief executive officer, the president or a vice-president, and by the chief financial officer, the treasurer, or the secretary or an assistant secretary of the Corporation, or such combination of other officers or agents designated by the board of directors for that purpose, certifying the number of shares owned by such stockholder in the Corporation.

          (b) Whenever any stock certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents, the transfer agent or transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If the Corporation uses facsimile signatures of the officers and agents on the stock certificates, it cannot act as registrar, but the transfer agent and registrar may be identical if the institution acting in those dual capacities countersigns or otherwise authenticates the stock certificates in both capacities.

          (c) If any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any stock certificates cease to be an officer or officers of the Corporation, whether because of death, resignation or other reason, before such certificates have been delivered by the Corporation, the certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the persons who signed the certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be an officer or officers of the Corporation.

          (d) The seal of the Corporation, or a facsimile thereof, may, but need not be, affixed to certificates of stock.

          (e) Notwithstanding any other provision of this Section 5.1, the board of directors may authorize the issuance of uncertificated shares of some or all of the shares of the Corporation and any or all of its classes or series. The issuance of uncertificated shares has no effect on existing certificates for shares until surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Unless otherwise provided by a specific statute, the rights and obligations of stockholders are identical whether or not their shares of stock are represented by certificates.

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     5.2 Surrendered; Lost or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. Alternatively, the board of directors may issue uncertificated shares in place of a certificate previously issued by the Corporation and alleged to have been lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or issuing uncertificated shares, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     5.3 Replacement Certificates. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation, if it is satisfied that all provisions of the laws and relations applicable to the Corporation regarding transfer and ownership of shares have been complied with, to issue a new certificate or to issue uncertificated shares to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     5.4 Record Date. The board of directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such distribution, or to give such consent, and in such case, such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to notice of and to vote at such meeting, or any adjournment thereof, or to receive payment of such distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

     5.5 Registered Owner. The Corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes, including without limitation voting and distribution, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

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ARTICLE 6
GENERAL PROVISIONS

     6.1 Office. The registered office of the Corporation shall be in the State of Nevada. The Corporation may also have one or more offices at such other places both within and without the State of Nevada as the board of directors may from time to time determine or the business of the Corporation may from time to time require.

     6.2 Distributions. Distributions upon the capital stock of the Corporation, subject to any applicable provisions of the articles of incorporation, may be declared by the board of directors at any regular or special meeting, pursuant to law. Distributions may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the articles of incorporation.

     6.3 Reserves. Before payment of any distribution, there may be set aside out of any funds of the Corporation available for distributions such sum or sums as the board of directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing distributions or for repairing or maintaining any property of the Corporation or for such other purpose as the board of directors shall deem conducive to the interest of the Corporation, and the board of directors may modify or abolish any such reserve in the manner in which it was created.

     6.4 Checks; Notes. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

     6.5 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the board of directors.

     6.6 Corporate Seal. The Corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the board of directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the Corporation and the words "Corporate Seal" and "Nevada". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

     6.7 Certain Definitions. The following capitalized terms, and variations thereof, when used in these bylaws shall have the following meanings:

          (a) "Electronic Signature" means (i) any electronic sound, symbol or process attached to or logically associated with a record and executed or adopted by the signing member with the intent to sign the record, or (ii) any "electronic signature" as such term may from time to time be defined in Section 719.100 of the Nevada Revised Statutes.

          (b) "Electronic Transmission" means any form of communication not directly involving the physical transmission of paper, including without limitation electronic mail, that (i) creates a Record that may be retained, retrieved and reviewed by a recipient of the communication; and (ii) may be directly reproduced in paper form by the recipient through an automated process.

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          (c) "Enterprise" means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise.

          (d) "Indemnitee" means each director or officer of the Corporation who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding, by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving in any capacity at the request of the Corporation or for its benefit as a director, officer, employee, agent, member, partner or fiduciary of, or as the Corporation representative in, or in any other capacity for, another Enterprise. For avoidance of doubt, "serving in any capacity at the request of the Corporation" shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries.

          (e) "Liabilities" means, with respect to any Indemnitee and Proceeding, any and all expenses, liabilities and losses, including without limitation attorneys' fees, judgments, fines, taxes, including without limitation any excise taxes assessed on a person with respect to an employee benefit plan, penalties and amounts paid or to be paid in settlement, reasonably incurred or suffered by such Indemnitee in connection with such Proceeding.

          (f) "Proceeding" means any threatened, pending or completed action, suit or proceeding (including without limitation an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative.

          (g) "Record" means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

          (h) "Sign" means to affix a Signature to a Record.

          (i) "Signature" means a name, word, symbol or mark executed or otherwise adopted, or a Record encrypted or similarly processed in whole or in part, by a person with the present intent to identify himself and adopt or accept a Record, and includes without limitation an Electronic Signature.

ARTICLE 7
INDEMNIFICATION

     7.1 Indemnification of Officers and Directors.

          (a) The Corporation shall indemnify and hold harmless, to the fullest extent from time to time permitted by law, every Indemnitee against all Liabilities incurred in respect of any Proceeding.

          (b) The Corporation may indemnify and hold harmless, to the fullest extent from time to time permitted by law, an Indemnitee against all Liabilities incurred in respect of any Proceeding if authorized in the specific case upon a determination that indemnification of such Indemnitee is proper in the circumstances. Such determination shall be made (i) by the stockholders, (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the Proceeding, (iii) if a majority vote of a quorum consisting of directors who were not parties to the Proceeding so orders, by independent legal counsel in a written opinion, or (iv) if a quorum consisting of directors who were not parties to the Proceeding cannot be obtained, by independent legal counsel in a written opinion.

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          (c) The Liabilities of any Indemnitee incurred in defending a Proceeding shall be paid by the Corporation as they are incurred and in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that such Indemnitee is not entitled to be indemnified by the Corporation.

          (d) The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to Section 78.138 of the Nevada Revised Statutes, or did not act in good faith and in a manner which such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that such Indemnitee's conduct was unlawful. For avoidance of doubt, a person who acted in good faith and in a manner he reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation".

          (e) To the extent that an Indemnitee has been successful on the merits or otherwise in defense of any Proceeding, or in defense of any claim, issue or matter therein, such Indemnitee shall be indemnified by the Corporation against all Liabilities actually and reasonably incurred by such Indemnitee in connection therewith.

          (f) If a claim for indemnification or payment of Liabilities under this Section 7.1 is not paid in full within ninety (90) days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

          (g) Notwithstanding the foregoing provisions of this Section 7.1 the Corporation shall not indemnify any Indemnitee for any claim, issue or matter as to which such Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, such Indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

          (h) Notwithstanding the foregoing provisions of this Section 7.1, except as ordered by a court pursuant to Section 7.1(g) or for the advancement of Liabilities made pursuant to Section 7.1(c), indemnification under this Section 7.1 may not be made to or on behalf of any Indemnitee if a final adjudication establishes that such Indemnitee's acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

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          (i) The rights of an Indemnitee pursuant to this Section 7.1 shall (i) be a contractual right, which may be enforced in any manner desired by such Indemnitee, (ii) continue as to such Indemnitee notwithstanding that such Indemnitee has ceased to be a director or officer of the Corporation, and (iii) inure to the benefit of such Indemnitee's heirs, executors and administrators.

     7.2 Indemnification of Employees and Agents. The Corporation may in its sole discretion, by resolutions of the board of directors and only to the extent provided in such resolutions, indemnify any employee or agent of the Corporation as provided in Section 7.1 as if such person were a director or officer.

     7.3 Non-Exclusivity.

          (a) The rights to indemnification provided in this Article VII shall not prejudice, or be exclusive of, any other rights of indemnification, reimbursement, contribution or assessment that any person may have or hereafter acquire under any statute (including without limitation Section 78.7502 of the Nevada Revised Statutes), provision of the Corporation's articles of incorporation or bylaws, contract, vote of stockholders or directors, or otherwise.

          (b) The board of directors may authorize the Corporation to enter into a contract with any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Enterprise providing for indemnification rights equivalent to or, if the board of directors so determines, greater than those provided for in this Article VII.

     7.4 Insurance and Other Financial Arrangements.

          (a) The board of directors may authorize the Corporation to purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving in any capacity at the request of the Corporation or for its benefit as a director, officer, employee, agent, member, partner or fiduciary of, or as the Corporation representative in, or in any other capacity for, another Enterprise for any liability asserted against such person and Liabilities incurred by such person in such person's capacity as a director, officer, employee or agent, or arising out of such person's status as such, whether or not the Corporation had the authority to indemnify him or her against such Liabilities.

          (b) The other financial arrangements made by the Corporation pursuant to Section 7.4(a) may include (i) the creation of a trust fund, (ii) the establishment of a program of self-insurance, (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation, and (iv) the establishment of a letter of credit, guaranty or surety. No financial arrangement made pursuant to this Section 7.4(b) may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

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          (c) In the absence of fraud, and notwithstanding that a director approving any insurance or other financial arrangement is a beneficiary thereof, (i) the decision of the board of directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 7.4 and the choice of the person or persons to whom to provide the insurance or other financial arrangement is conclusive, and (ii) such insurance or other financial arrangement (A) is not void or voidable, and (B) does not subject any director approving it to personal liability for such director's action.

     7.5 Amendments. The provisions of this Article VII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with such person's consent or as specifically provided in this Section 7.5. Notwithstanding any other provision of these bylaws relating to their amendment generally, any repeal or amendment of any provision of Article VII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these bylaws, no repeal or amendment of these bylaws shall affect any or all of this Article VII so as to limit or reduce the indemnification in any manner unless so designated by a resolution of the board of directors adopted by (i) the unanimous vote of the directors of the Corporation then serving, or (ii) the stockholders; provided that no such amendment shall have retroactive effect inconsistent with the next preceding sentence.

     7.6 Changes to Nevada Law. References in this Article VII to Nevada law or to any provision thereof shall be to such law as it existed on the date this Article VII was adopted or as such law thereafter may be changed; provided that (i) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Corporation's articles of incorporation or these bylaws shall continue as theretofore to the extent permitted by law, and (ii) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors (or limit the liability of officers) or to provide broader indemnification rights or rights to the advancement of Liabilities than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of Liabilities shall be so broadened to the extent permitted by law.

     7.7 Further Bylaws. Subject to Section 7.5, the board of directors may from time to time adopt further bylaws with respect to indemnification and may amend these and such bylaws to provide at all times the fullest indemnification permitted by Chapter 78 of the Nevada Revised Statutes.

     7.8 Combinations and Mergers. For the purposes of this Article VII, references to this "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including without limitation any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another Enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

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ARTICLE 8
AMENDMENTS

     8.1 Amendments by Stockholders. Without prejudice to Section 7.5, these bylaws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote thereon, provided that notice of intention to amend the bylaws shall have been contained in the notice of the meeting.

     8.2 Amendments by Board of Directors. Without prejudice to Section 7.5, the board of directors by a majority vote of the whole board of directors at any annual, regular or special meeting may alter, amend or repeal these bylaws in whole or in part, including without limitation bylaws adopted by the stockholders, but the stockholders may from time to time specify particular provisions of these bylaws which may not be amended by the board of directors; provided that any such action may be taken at any special meeting only if notice of such alteration, amendment or repeal is contained in the notice of such special meeting.

     APPROVED AND ADOPTED on this _______ day of ______, 2008.

Secretary

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CERTIFICATE OF SECRETARY

     I hereby certify that I am the secretary of NITCHES, INC. (the "Corporation") and that the foregoing bylaws, consisting of 20 pages, constitute the bylaws of the Corporation as duly adopted at a meeting of the board of directors of the Corporation held on ____, _____.

     In witness whereof, I have hereunto subscribed my name as of this _____ day of ___, _____.

Secretary

Appendix D

Nitches, Inc. 2006 Equity Incentive Plan

NITCHES, INC.

2006 EQUITY INCENTIVE PLAN

ADOPTED: FEBRUARY 2, 2006
APPROVED BY SHAREHOLDERS: MARCH 15, 2006
TERMINATION DATE: FEBRUARY 1, 2016

     1. PURPOSES.

          (a) ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

          (b) AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

          (c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     2. DEFINITIONS.

          (a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

          (b) "BOARD" means the Board of Directors of the Company.

          (c) "CODE" means the Internal Revenue Code of 1986, as amended.

          (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c).

          (e) "COMMON STOCK" means the common stock of the Company.

          (f) "COMPANY" means Nitches, Inc., a California corporation.

          (g) "CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

          (h) "CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

          (i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

          (j) "DIRECTOR" means a member of the Board of Directors of the Company.

          (k) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

          (l) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

          (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (n) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq Small Cap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

               (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

               (iii) Prior to the Listing Date, the value of the Common Stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

          (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (p) "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an inter-dealer quotation system if such securities exchange or inter-dealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

          (q) "NON-EMPLOYEE DIRECTOR" means a Director of the Company who either.

               (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or

               (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

          (r) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (s) "OFFICER" means (i) before the Listing Date, any person designated by the Company as an officer and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (t) "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

          (u) "OPTION AGREEMENT" means a written agreement between the Company and an Option holder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

          (v) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

          (w) "OUTSIDE DIRECTOR" means a Director of the Company who either

               (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or

               (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

          (x) "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

          (y) "PLAN" means this Nitches, Inc.. 2006 Equity Incentive Plan.

          (z) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

          (aa) "SECURITIES ACT" means the Securities Act of 1933, as amended.

          (bb) "STOCK AWARD" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

          (cc) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

          (dd) "TEN PERCENT SHAREHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

     3. ADMINISTRATION.

          (a) ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

          (b) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

               (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (iii) To amend the Plan or a Stock Award as provided in Section 12.

               (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

          (c) DELEGATION TO COMMITTEE.

               (i) GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

               (ii) COMMITTEE COMPOSITION WHEN COMMON STOCK IS PUBLICLY TRADED. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

     4. SHARES SUBJECT TO THE PLAN.

          (a) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 600,000 shares of Common Stock.

          (b) REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If any Common Stock acquired pursuant to the exercise of an Option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

          (c) SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

     5. ELIGIBILITY.

          (a) ELIGIBILITY FOR SPECIFIC STOCK AWARDS. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

          (b) TEN PERCENT SHAREHOLDERS. No Ten Percent Shareholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for the grant of a Nonstatutory Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant.

     Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for a restricted stock award unless the purchase price of the restricted stock is at least one hundred percent (100%) of the Fair Market Value of the Common Stock at the date of grant.

          (c) SECTION 162(m) LIMITATION. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than 100,000 shares of the Common Stock during any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, this subsection 5(c) shall not apply until

               (i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of shareholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or

               (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

     6. OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

          (a) TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

          (b) EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

          (c) EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Nonstatutory Stock Option granted prior to the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option granted on or after the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

          (d) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by (1) delivery to the Company of other Common Stock, (2) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Participant or (3) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

          (e) TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(e), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

          (f) TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option granted prior to the Listing Date shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. A Nonstatutory Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(f), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

          (g) VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

          (h) MINIMUM VESTING PRIOR TO THE LISTING DATE. Notwithstanding the foregoing subsection 6(g), Options granted prior to the Listing Date shall provide for vesting of the total number of shares at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment. However, in the case of such Options granted to Officers, Directors or Consultants, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company; for example, the vesting provision of the Option may provide for vesting of less than twenty percent (20%) per year of the total number of shares subject to the Option.

          (i) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than thirty (30) days, unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

          (j) EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

          (k) DISABILITY OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of

               (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or

               (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

          (l) DEATH OF OPTIONHOLDER. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

     7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

          (a) STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

               (i) CONSIDERATION. A stock bonus shall be awarded in consideration for past services actually rendered to the Company for its benefit.

               (ii) VESTING. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

               (iii) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

               (iv) TRANSFERABILITY. For a stock bonus award made before the Listing Date, rights to acquire shares under the stock bonus agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a stock bonus award made on or after the Listing Date, rights to acquire shares under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

          (b) RESTRICTED STOCK AWARDS. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

               (i) PURCHASE PRICE. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. For restricted stock awards made prior to the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made or at the time the purchase is consummated. For restricted stock awards made on or after the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

               (ii) CONSIDERATION. The purchase price of stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

               (iii) VESTING. Subject to the "Repurchase Limitation" in subsection 10(h), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

               (iv) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

               (v) TRANSFERABILITY. For a restricted stock award made before the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a restricted stock award made on or after the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

     8. COVENANTS OF THE COMPANY.

          (a) AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

          (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

     9. USE OF PROCEEDS FROM STOCK. Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

     10. MISCELLANEOUS.

          (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

          (b) SHAREHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

          (c) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant or other holder of Stock Awards any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

          (d) INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

          (e) INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

          (f) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

          (g) INFORMATION OBLIGATION. Prior to the Listing Date, to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

          (h) REPURCHASE LIMITATION. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any repurchase option contained in a Stock Award granted prior to the Listing Date to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

               (i) FAIR MARKET VALUE. If the repurchase option gives the Company the right to repurchase the shares upon termination of employment at not less than the Fair Market Value of the shares to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock") and (ii) the right terminates when the shares become publicly traded.

               (ii) ORIGINAL PURCHASE PRICE. If the repurchase option gives the Company the right to repurchase the shares upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock").

     11. ADJUSTMENTS UPON CHANGES IN STOCK.

          (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. The Board, the determination of which shall be final, binding and conclusive, shall make such adjustments. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

          (b) DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company other than in an Acquisition (as defined below), then such Stock Awards shall be terminated if not exercised (if applicable) prior to such event, unless such outstanding Stock Awards are assumed by a subsequent purchaser.

          (c) CHANGE IN CONTROL.

               (i) For the purposes of this Section 11, "Acquisition" shall mean (1) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the shareholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company's voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (2) a sale of all or substantially all of the assets of the Company.

               (ii) In the event the Company undergoes an Acquisition then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan.

               (iii) In the event any surviving corporation or acquiring corporation in an Acquisition refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to (1) Stock Awards which (i) are held by Participants whose Continuous Service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of the Acquisition, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of the Acquisition (and the Stock Awards terminated if not exercised prior to the closing of such Acquisition), and (2) any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to the closing of the Acquisition..

               (iv) In the event the Company undergoes an Acquisition and the surviving corporation or acquiring corporation does assume such Stock Awards (or substitutes similar stock awards for those outstanding under the Plan), then, with respect to each Stock Award held by persons then performing services as Employees or Directors, the vesting of each such Stock Award (and, if applicable, the time during which such Stock Award may be exercised) shall be accelerated and such Stock Award shall become fully vested and exercisable, if any of the following events occurs within one (1) month before or eighteen (18) months after the effective date of the Acquisition: (1) the service to the Company or an Affiliate of the Employee or Director holding such Stock Award is terminated without Cause (as defined below); (2) the Employee holding such Stock Award terminates his or her service to the Company or an Affiliate due to the fact that the principal place of the performance of the responsibilities and duties of the Employee is changed to a location more than fifty (50) miles from such Employee's existing work location without the Employee's express consent (not applicable to Directors); or (3) the Employee holding such Stock Award terminates his or her service to the Company or Affiliate due to the fact that there is a material reduction in such Employee's responsibilities and duties without the Employee's express consent (not applicable to Directors).

               (v) For the purposes of this Section 11(c), "Cause" means an individual's misconduct, including but not limited to: (1) conviction of any felony or any crime involving moral turpitude or dishonesty, (2) participation in a fraud or act of dishonesty against the Company, (3) conduct that, based upon a good faith and reasonable factual investigation and determination by the Board, demonstrates your gross unfitness to serve, or (4) intentional, material violation of any contract with the Company or any statutory duty to the Company that is not corrected within thirty (30) days after written notice thereof. Physical or mental disability shall not constitute "Cause."

               (vi) The acceleration of vesting provided for under this Section 11(c) may be limited in certain circumstances as follows: If any such acceleration (the "Benefit") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Code and (ii) but for such acceleration, be subject to the excise tax imposed by Section 4999 of the Code, then such Benefit shall be reduced to the extent necessary so that no portion of the Benefit would be subject to such excise tax, as determined in good faith by the Company; provided, however, that if, in the absence of any such reduction (or after such reduction), such Employee believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to such excise tax, the Benefit shall be reduced (or further reduced) to the extent determined by such Employee in his or her discretion so that the excise tax would not apply. If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service ("IRS") determines that such Employee is liable for the excise tax as a result of the Benefit, then such Employee shall be obligated to return to the Company, within thirty (30) days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by such Employee constitutes a "parachute payment" within the meaning of Section 280G of the Code that is subject to the excise tax.

     12. AMENDMENT OF THE PLAN AND STOCK AWARDS.

          (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

          (b) SHAREHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

          (c) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

          (d) NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

          (e) AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

     13. TERMINATION OR SUSPENSION OF THE PLAN.

          (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

          (b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

     14. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

PROXY - NITCHES, INC.
ANNUAL MEETING OF SHAREHOLDERS – MARCH 26, 2008

     The undersigned shareholder(s) of Nitches, Inc. (the "Company") hereby appoints Steven P. Wyandt the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 10280 Camino Santa Fe, San Diego, California, on March 26, 2008 at 10:00 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

Proposal 1.		Election of the following five (5) persons to the board of directors of the Company to serve until the next annual meeting of shareholders and until their successors are elected and have qualified:

		Steven P. Wyandt II		Paul M. Wyandt	Eugene B. Price

		T. Jefferson Straub		Michael D. Sholtis

	☐	FOR all nominees listed above other than those nominees whose name has a line drawn through it or is otherwise stricken above.

	☐	WITHHOLD AUTHORITY to vote for all nominees listed above.

If no specification is made, the votes represented by this proxy will be cast FOR the election of the nominees listed above. This proxy vests discretionary authority to cumulate votes for directors in favor of the nominees set forth herein.

Proposal 2.		To approve the proposed reincorporation of Nitches, Inc. from California to Nevada.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3.

To approve the proposed amendment to the Nitches, Inc. 2006 Equity Incentive Plan, which amendment would increase the number of shares of common stock available for awards under that plan from 600,000 to 1,050,000

		FOR ☐	AGAINST ☐	ABSTAIN ☐

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	, 2008

Signature

Signature if held jointly

Printed Name(s)

I (We) will ☐ will not ☐ attend the annual meeting in person.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.